UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21407

Nuveen Diversified Dividend and Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments
Closed-End Funds

Annual Report December 31, 2015

JDD
Nuveen Diversified Dividend and Income Fund

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the U.S. economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. Headwinds including rising borrowing costs, softer commodity prices, low inflation, a strong U.S. dollar and a stagnant global economy could necessitate keeping monetary conditions accommodative for longer. Meanwhile, policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown.

Although the new year began with a more pessimistic tone to investor sentiment and elevated volatility in the markets, we caution investors from making long-term decisions based on short-term news. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 22, 2016

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Diversified Dividend and Income Fund (JDD)

JDD invests approximately equal proportions of its managed assets across four complementary strategies, each managed by a separate, specialized sub-adviser.

NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Investments Inc. (Nuveen) is the subadviser for the global equity income strategy portion of the Fund consisting of a portfolio focused on income producing and dividend paying equity securities. James T. Stephenson, CFA, leads the Fund’s management team at the firm. Effective February 1, 2016 (subsequent to the close of this reporting period) Thomas J. Ray, CFA was added as a portfolio manager to the Fund.

The real estate securities strategy portion of the Fund consisting of a portfolio focused on dividend-paying common Real Estate Investment Trusts (REITs) is managed by a team at Security Capital Research & Management Incorporated, (Security Capital), a wholly-owned subsidiary of JPMorgan Chase & Co. Anthony R. Manno Jr., Kenneth D. Statz and Kevin W. Bedell lead the management team.

Symphony Asset Management, LLC (Symphony), an affiliate of Nuveen, is the sub-adviser for the adjustable rate senior loan strategy portion of the Fund consisting of a portfolio focused on senior loans. The Symphony team is led by Gunther Stein, Chief Investment Officer and Chief Executive Officer.

Wellington Management Company LLP (Wellington Management) is the sub-adviser for the emerging market debt strategy portion of the Fund consisting of a portfolio focused on emerging market sovereign debt. James W. Valone, CFA, heads the management team.

Effective September 30, 2015, JDD is able to invest up to 5% in iBOXX Loan Total Return Swaps.

Here representatives from NWQ, Security Capital, Symphony and Wellington Management review economic and market conditions, their management strategies and the performance of the Fund for the twelve-month reporting period ended December 31, 2015.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2015?

The U.S. economy grew at an overall moderate pace during the twelve-month reporting period. Harsh winter weather and a West coast port strike weighed on growth in the first quarter of 2015, but those factors proved temporary. Rebounding economic activity in the second quarter was followed by a mediocre advance in the latter half of the year. Real gross domestic product (GDP), which is the value of the goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes, increased at an annual rate of 0.7% in the fourth quarter of 2015, as reported by the “advance” estimate of the Bureau of Economic Analysis, down from 2.0% in the third quarter.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

The labor and housing markets were among the bright spots in the economy during the reporting period, as both showed steady improvement. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 5.0% in December from 5.7% in January 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P/Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.1% annual gain in November 2015 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 5.3% and 5.8%, respectively.

With GDP growth averaging around 2% for the previous four quarters, the U.S. economic recovery continued to underwhelm. Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from lower gasoline prices and an improving jobs market but didn’t necessarily spend more. Pessimism about the economy’s future and lackluster wage growth likely contributed to consumers’ somewhat muted spending. The sharp decline in energy prices and tepid wage growth kept inflation subdued during this reporting period. The Consumer Price Index CPI declined 0.1% in December on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 0.1% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%.

Business investment was also rather restrained. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Energy, materials and industrials companies were hit particularly hard by the downturn in natural resource prices, as well as the expectation of rising interest rates, which would make their debts more costly to service. With demand waning, companies, especially in the health care and technology sectors, looked to consolidations with rivals as a way to boost revenues. Merger and acquisition deals, both in the U.S. and globally, reached record levels in the calendar year 2015.

Although the current expansion continued to look subpar relative to past recoveries, the U.S. Federal Reserve (Fed) believed the economy was strong enough to begin the withdrawal of its stimulus policies. After winding down its bond buying program, known as quantitative easing, in October 2014, the Fed began telegraphing its intention to raise the target federal funds rate some time in 2015. The Fed had held the fed funds rate near zero since December 2008. However, the timing of its first rate hike was uncertain, particularly as the inflation rate stayed stubbornly low and signs of global economic weakness, notably from China, merited caution. After delaying the rate change at each prior meeting in 2015, the Fed announced in December 2015 that it would raise its main policy interest rate by 0.25%. The news had a relatively muted impact on the financial markets, as the move was widely expected.

With this volatile backdrop, the S&P 500® Index finished 2015 with a modest gain of 1.38%. Overseas markets were similarly volatile. Many started the year outperforming the U.S., only to pull back by year end in dollar terms. Asian shares finished the year with mixed returns. Emerging markets felt the brunt of the pain with the MSCI Emerging Markets Index returning -14.92%.

With a strong fourth quarter, real estate investment trust (REIT) common equities managed to generate a positive total return for 2015 in a highly volatile market period characterized by low-but-uncertain interest rates, simmering global economic and political risks and evidence of a meaningful private-public arbitrage in U.S. real estate markets.

Performance across the emerging markets (EM) fixed income sectors was mixed during 2015. The external sovereign debt as measured by JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified returned 1.18%, with coupon income outweighing the negative contribution from spread widening. Credit spreads for the index increased by 61 basis points (bps) to a level of 415 bps by the end of the reporting period. Fixed income markets were volatile during the reporting period as investors grappled with growing divergences in economic growth and central bank policy. Concerns over a Greek exit from the Eurozone, a sharp drop in commodity prices, an unexpected devaluation in China’s currency and deepening fears about the Chinese economic slowdown and potential spillover effects were the major drivers of volatility in the markets. The decline in commodity prices put pressure on the assets of commodity exporting countries.

6	Nuveen Investments

Technical conditions were challenging as EM fixed income and equity funds experienced outflows during the reporting period. Both weakening of EM currencies versus the U.S. dollar and rise of interest rates in the face of declining global liquidity hurt local markets, with currencies being the primary driver of negative results. The U.S. dollar appreciated strongly against most currencies during the reporting period.

Atop the capital structure, loan markets posted negative returns for the reporting period, yet handily outpaced their high yield bond counterparts. The negative annual performance was only the second calendar year in the history of the loan asset class with negative returns. In the last seven months of the reporting period, the loan market was characterized by persistent weakness that escalated toward the latter half of the fourth quarter. Although to a lesser degree than high yield, the loan market traded off largely due to technical factors and in concert with general risk aversion across the broad capital markets. While overall loan mutual fund flows continued to be negative, institutional loan demand driven by collateralized loan obligation (CLO) issuance more than offset retail outflows. This institutional demand provided support to the loan market, allowing it in large part to avoid the downward cycle experienced in lower quality risk assets. From an industry perspective, loans in the chemicals and gaming leisure industries were top performers while energy and metal/mining names continued to lag. By rating, better rated split BBB and BBB names where the top performers while split B/CCC and non-rated names lagged, which is a reversal from recent years.

The broad leveraged loan market, as represented by the Credit Suisse First Boston (CSFB) Leveraged Loan Index, produced returns of -0.38 for the reporting period. According to J.P. Morgan, over the fourth quarter the average loan price decreased to $93.39 from $95.95. Leveraged loan spreads widened 86 bps during the quarter to 617 bps, while yields increased 128 bps to 755 bps. Loan mutual fund outflows accelerated bringing the 2015 total net flows to -$20.3 billion. CLO issuance totaled $110.8 billion, down from last year’s record $131.9 billion. Issuance during the reporting period was driven primarily by acquisition and refinancing related activity as re-pricings have remained subdued. The par-weighted U.S. default rate decreased to 1.69%, and remains well below the long-term average default rate.

What were the key strategies used to manage the Fund during this twelve-month reporting period ended December 31, 2015?

The Fund’s investment objectives are high current income and total return. In its efforts to achieve these objectives, the Fund invests primarily in 1) U.S. and foreign dividend paying common stocks, 2) dividend paying common stocks issued by real estate companies, 3) emerging markets sovereign debt, and 4) senior secured loans. The Fund expects to invest at least 40%, but no more than 70%, of its assets in equity security holdings and at least 30%, but no more than 60%, of its assets in debt security holdings. Under normal circumstances, the Fund’s target weighting is approximately 50% equity and 50% debt.

For the dividend paying equity portion of the Fund’s portfolio, NWQ continued to focus on obtaining an attractive total return with a dividend yield at least 100 bps above the MSCI World Index. At NWQ, we employ a value based approach in our bottom up analysis. We look for attractive absolute valuation, positive risk/reward with downside protection and catalysts that can drive a positive revaluation of our companies. We believe improved capital allocation policies and the return of capital to shareholders can be a positive catalyst in two significant ways. Higher dividends add to the total return of a company and the discipline shown in rewarding shareholders can lead to a higher valuation. We have seen many companies significantly increase their shareholder remuneration through share repurchases and higher dividends.

In managing the real estate portion of the portfolio, Security Capital seeks to maintain property type and geographic diversification in selecting common equity securities, while taking into account important company credit quality, sector and security-type allocations. Investment decisions are based on a multi-layered analysis of the company, the real estate it owns, its management and the relative price of the security, with a focus on securities that we believe will be best positioned to generate sustainable net income and potential price appreciation over the long-run. Across all real estate sectors, we favored companies with properties located in the strongest infill markets. These “high barrier to entry” markets are defined by constraints that limit new construction, a quality that over the long-term has the potential to provide superior value enhancement and a real inflation hedge.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

In the senior loan and other debt portion of the Fund’s portfolio, Symphony continued to manage and monitor senior loan market risks. The overall macroeconomic backdrop during the reporting period remained supportive of the leveraged loan (loan) asset class. The Fund’s capital remained invested in issuers with strong credit profiles among non-investment grade debt while offering attractive current income and yield. Fundamentally, Symphony feels that many of these companies have stable businesses, good asset coverage for senior debt holders and could perform well in a stable to slow growth environment.

The emerging market debt portion of the Fund, which is managed by Wellington Management, invests in a diversified portfolio of emerging markets fixed income instruments through the combination of comprehensive top-down quantitative and macroeconomic analysis and detailed bottom-up sovereign credit research.

How did the Fund perform during this twelve-month reporting period ended December 31, 2015?

The table in the Performance Overview and Holding Summaries section of this report provides total returns for the one-year, five-year and ten-year periods ended December 31, 2015. The Fund’s total returns on net asset value (NAV) are compared with the performance of a corresponding market index. For the twelve-month reporting period ended December 31, 2015, JDD underperformed both its comparative Blended Index and the S&P 500® Index.

NWQ

The dividend paying equity portion of the Fund’s portfolio, managed by NWQ, held its own in a choppy, flat market. Mid-year growth scares and volatility in rates made for some higher volatility. The commodity bust was a big impact on markets and on certain geographies levered to energy and materials. The portfolio carried a significant underweight in those areas which helped performance. The portfolio’s geographic investments in Europe also began to pay off in 2015. German and Swiss companies continued to be our leaders, while our U.S. and Brazilian holdings detracted from performance.

Our global, value based strategy gives us plenty of opportunities to find not only attractive valuations, but high yields and a diversified portfolio. We are currently overweight European equities. Valuations remain below prior cycle levels, while they have recovered to prior highs in several geographies. We also believe the market underestimates the inherent operating leverage in many European companies due to the length of time they have had to rationalize their cost structures. All that is needed is some slightly positive growth to see meaningful advances in earnings.

From a sector perspective, our significant investments in the financial sector contributed to performance on both an absolute basis and relative to the benchmark. We believe financials represent the sector with the best opportunity to find undervalued stocks with positive risk/rewards. We also believe the emerging capital return opportunity and improving business fundamentals will continue to drive a positive revaluation in the sector. We remain optimistic and overweight the sector. We also benefited from an underweight in several sectors that continued to lag. We have been negative on the prospects in the commodity belt given a lack of growth from emerging markets, which drove much of the incremental demand in the last decade and the supply response. We have had positive performance in the materials sector where several of our holdings have seen lower raw materials used and are generating strong returns. In the energy sector, we have been defensive with integrated & oil refiners. Our consumer discretionary and information technology holdings were the largest detractors from performance.

Those holdings that positively contributed to performance included financial holdings Swiss RE AG and Deutsche Boerse AG. Swiss RE AG is a leading wholesale provider of reinsurance, insurance and other insurance-based forms of risk transfer. The company reported strong third quarter results, including a 12% rise in net income. It continues to return significant amounts of capital to shareholders. Deutsche Boerse AG was another top contributor to performance as increased stock market volatility continues to drive volume. The new CEO, who took over in June, has outlined a new strategy for growth which includes adding more innovative products and cross-selling opportunities. Further, we believe the company will benefit from a rise in interest rates.

8	Nuveen Investments

Nippon Telegraph and Telephone Corporation (NTT) performed well as the Japanese wireless market has remained disciplined among the three main players. NTT has also shown improved cost discipline and continued strong capital return. The new Hikari Collaboration Model will allow for bundling in the Japanese market, which should further reduce churn and improve returns. We remain optimistic on NTT’s prospects.

Positions that detracted from performance include Viacom Inc., Oracle Corporation and Telefonica Brasil SA. Viacom’s stock declined due to ongoing advertising weakness driven by poor ratings at their key networks which was exacerbated by an overall difficult advertising environment. This caused the company to lower earnings guidance. Viacom has now renewed the majority of its affiliate agreements through 2018, with the exception of 2016’s expiration of the DISH Network agreement. We believe clearing up that one remaining contract would lead to significant visibility in earnings and cash flows over the next few years. Oracle also detracted from performance. The software giant reported disappointing earnings throughout the reporting period. The company’s results were significantly impacted by the strengthening of the U.S. dollar compared to foreign currencies. Lastly, Telefonica Brasil also detracted from performance as Brazilian stocks have been battered by political turmoil as well as the sharp decline in emerging markets during the reporting period.

The Fund continued to write call options on individual stocks, while investing in those same stocks to enhance returns while foregoing some upside potential. The effect on performance for the reporting period was positive. The Fund purchased a small amount of call options on individual stocks to gain exposure to those securities. The options had a minimally negative impact on performance.

Security Capital

In the real estate portion of the Fund managed by Security Capital, there were distinctive performance differences by major property type with underlying themes and influences reflecting company-specific factors, earlier period performance differentials, as well as shifting investor expectations, all influenced by macro-economic trends. In this context, 2015 performance leaders by major property type were office, regional malls and self-storage. In particular within office, strong stock selection highlighted by the Fund’s significant investment in Biomed Realty Trust (BMR) was additive to performance as BMR agreed to be purchased, at a premium, by Blackstone Real Estate Partners in an all-cash transaction. Regional mall outperformance was highlighted by the Fund’s significant investment in Macerich Company (MAC) which, coming into the fourth quarter, announced a $5 billion-plus portfolio sale at highly attractive pricing. Self-storage companies continue to exhibit remarkably strong and durable property operations driven, in part, by housing market trends, a lack of new supply as well as expense-saving technology driving internet marketing and revenue management.

During the reporting period, the Fund’s benchmark-relative performance was constrained by common equity investments in industrial, hotels and strip centers. For the industrial sector, data center assets led to underperformance within the sector, as more traditional industrial warehouse companies underperformed. After a multi-year run of healthy and advancing operating fundamentals in lodging markets, investors grew increasingly wary during the year of headwinds from a host of factors including new hotel construction, impacts from a strong dollar on inbound and outbound tourism, marginal competition from Airbnb, Inc. and a growing cost-consciousness for business travel. In this context, equity markets responded sharply in the third quarter and continued similar sentiment in the fourth quarter, to suggestions of a downshift in fundamentals in a wave of full year guidance revisions from the hotel REITs. Lastly, strip shopping center companies, while benefiting from current healthy demand for space from “big-box” anchor tenants face investor caution over prospective challenges, due to changing consumer preference for online shopping at the expense of traditional ‘brick and mortar’ stores.

We believe the primary issue causing much of the extreme volatility in REIT equity returns in 2015 was investor concern about the extent to which increasing rates will impact real estate valuations and investor returns. On this question, real estate investors and generalist stock investors appear to be seeing the world differently. This tension is leading to some significant price volatility within REIT common equity.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

With the continued upward advance of private real estate values and the volatile REIT common pricing, we are seeing evidence of a material arbitrage between public market pricing of REITs and the value afforded their assets by real estate investors. Our research suggests that material NAV discounts are a factor across a broad spectrum of the U.S. REIT market, particularly the small/mid-cap REITs. The mechanisms by which this arbitrage is monetized are likely to be varied, ranging from mergers and acquisitions (M&A) as we saw throughout the reporting period, to simply selling assets and/or buying back stock.

Volatile REIT pricing in 2015 was significantly at odds with underlying real estate operating fundamentals and, more importantly, with the valuation trends evident in the larger private-direct market for real estate assets. While real estate investors are keenly focused on key underwriting inputs and considerations, the steady advance of asset values in 2015 suggests that private real estate markets, as a whole, had largely shrugged off the day-to-day gyrations and global concerns so vexing to the REIT market. Real estate investors appeared focused to a greater extent on a host of factors which have not changed and together characterize a highly favorable fundamental and financial positioning for continued cash flow growth and stable valuations. These include low borrowing costs, accommodating debt markets, manageable levels of new construction and stable-to-improving rent/occupancy levels. In this context, U.S. and global institutional demand for U.S. real estate investments is strong, pricing is stable-to-improving, and there is a suggestion that private capital stands ready to take advantage of public market overreactions where they occur.

Symphony

The senior loan sleeve managed by Symphony positively contributed to the Fund’s performance during the reporting period. Our holdings in the hotel, restaurants and leisure, as well as food and staples retailing and specially retail industries were top contributors to performance. Our holdings in the oil, gas and consumable fuels, as well as our health care providers & services and media industries detracted from performance.

The Fund’s position in the term loans of US Foods, Inc. and Albertson’s LLC contributed to the performance. Symphony believes the food and drug industry have historically been more defensive during periods of volatility and believes these loans offer an attractive coupon relative to the rest of the industry and broad market. Both the industry and the companies have performed well and we anticipate the loans will continue to be core positions in the Fund’s portfolio in the near term. Additionally, performance was benefited by the loan of Yell Group PLC, a multi-national directories and internet services company.

Specific loans detracted from performance include positions in Millennium Laboratories, a health care service company. Also detracting from performance were several of our media industry holdings, including Cumulus Media Inc., a company which owns and operates radio stations in the U.S. The loans suffered as the company missed earnings and revenue estimates several times during the reporting period. Clear Channel Communications, Inc., a leading global media and entertainment company, also detracted from performance. These higher beta bonds have attractive yields but traded lower during the technically driven volatility in credit markets over the reporting period.

Wellington Management

In the emerging markets debt portion of the portfolio managed by Wellington Management, both country rotation strategies and security selection detracted from overall performance.

We had a moderately pro-risk stance in the first half of the reporting period, based on our expectation that improving developed market growth would lead to higher global trade and greater demand for EM exports. Instead, weak EM domestic demand, falling commodity prices and weaker than expected Chinese growth weighed on the asset class. We have been expressing that pro-risk view through an allocation to EM local markets, which meaningfully underperformed external debt during the reporting period. We reduced our local debt and currency exposure during the second half of the reporting period. In particular, we eliminated local debt exposure to Brazil and South Africa, as well as trimmed local debt exposure to Colombia and Mexico. Within currency exposure, we eliminated our exposure to Indonesian rupiah

10	Nuveen Investments

and Indian rupee. Within external debt positioning, we reduced our exposure to Latin America, in particular we shifted to an underweight exposure in Brazil and Colombia. We were more optimistic that a fiscal adjustment in Brazil would help put the country on a stronger path, however, later in the reporting we reduced our exposure to Brazil as a lack of political coordination and deteriorating fiscal picture increased credit concerns. We also moved to an underweight to Colombia as the external position deteriorated. We continued to favor smaller Eastern European markets with improving fundamentals like Bulgaria, Lithuania, Romania and Slovenia. We maintained our underweight in Asia given tight valuations. Particularly, we maintained our underweight in China and Philippines, where valuations appear stretched, however, we increased our overweight to Indonesia due to its relatively strong fundamental position. Corporate exposure remained light as domestic economic conditions in many markets were a headwind to corporate fundamentals.

During the reporting period, both country rotation strategies and security selection detracted from overall performance. Among country rotation strategies, an underweight to South Africa, an overweight to Argentina, and a lack of exposure to Zambia contributed to overall performance, while an underweight to Ukraine and an overweight to Mexico and Brazil detracted. Within security selection, an underweight exposure to the long-end of the external sovereign debt curve in Turkey, an underweight to select mid- and long-dated external sovereign debt in Dominican Republic and our participation in the debt restructuring in Ukraine contributed to relative performance. Positioning with an overweight to long-dated external quasi-sovereign debt in the oil & gas sector and exposure to currency earlier in the reporting period in Mexico and Brazil, as well as our preference for local law bonds over the New York law bonds in Argentina, given the current legal challenges Argentina is facing in the U.S., also detracted from results. We also used currency forward contracts, buying currencies we expected to appreciate and selling currencies we expected to depreciate. Currency forwards were also used to hedge currency exposure to the local currency denominated emerging markets debt holdings. In aggregate, these contracts contributed to overall performance during the reporting period.

The Fund also used futures on U.S. and German interest rates as part of an overall portfolio construction strategy to reduce interest rate sensitivity and manage and yield curve exposure. These positions had a positive impact on performance.

Nuveen Investments	11

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmarks was the Fund’s use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a positive impact on performance during this reporting period.

The Fund also continued to use swap contracts to partially fix the interest cost of leverage, which as mentioned previously, the Fund uses through bank borrowings. The swap contracts impact on performance was negative during this reporting period.

As of December 31, 2015, the Fund’s percentages of leverage are as shown in the accompanying table.

JDD
Effective Leverage*	31.90%
Regulatory Leverage*	31.90%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period				Subsequent to the Close of the Reporting Period
Regulatory Leverage	January 1, 2015	Draws	Paydowns	December 31, 2015	Draws	Paydowns	February 25, 2016
Bank Borrowings	$116,500,000	$—	$—	$116,500,000	$—	$(14,500,000)	$102,000,000

Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements for further details.

12	Nuveen Investments

Common Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of December 31, 2015, the Fund’s fiscal and tax year end, and may differ from previously issued distribution notifications. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has adopted a managed distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

Data as of December 31, 2015

	Per Share Regular Distributions		Total Current Year Net Investment Income	Total Current Year Net Realized Gain/Loss	Current Unrealized Gain/Loss	Current Distribution Rate on NAV[1,3]	Actual Full-Year Distribution Rate on NAV[2,3]	Annualized Total Return on NAV
Inception Date	Latest Quarter	Total Current Year						1-Year	5-Year
9/2003	$0.2700	$1.08	$0.4556	$0.5802	$1.7208	8.62%	8.62%	0.39%	8.86%

[1]	Current distribution per share, annualized, divided by the NAV per share on the stated date other than net investment income, as shown in the table immediately below.
[2]	Actual total per share distributions made during the full fiscal year, divided by the NAV per share on the stated date.
[3]	Each distribution represents a “managed distribution” rate. For this Fund, at least in the just completed fiscal year, distributions may be comprised of sources other than net investment income, as shown in the table immediately below.

Nuveen Investments	13

Common Share Information (continued)

The following table provides the Fund’s distribution sources as of December 31, 2015.

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these amounts are available on www.nuveen.com/cef.

Fiscal Year Source of Distribution			Fiscal Year Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital[1]	Distributions	Net Investment Income	Realized Gains	Return of Capital[1]
78.91%	14.16%	6.93%	$1.0800	$0.8523	$0.1529	$0.0748

[1]	Return of Capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital my be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

COMMON SHARE REPURCHASES

During August 2015, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2015, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JDD
Common shares cumulatively repurchased and retired	360,500
Common shares authorized for repurchase	1,995,000

During the current reporting period, the Fund repurchased and retired its common shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

JDD
Common shares repurchased and retired	85,500
Weighted average price per common share repurchased and retired	$10.83
Weighted average discount per common share repurchased and retired	15.60%

OTHER COMMON SHARE INFORMATION

As of December 31, 2015, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JDD
Common share NAV	$12.53
Common share price	$10.83
Premium/(Discount) to NAV	(13.57)%
12-month average premium/(discount) to NAV	(12.88)%

14	Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Diversified Dividend and Income Fund (JDD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. Real estate investments may suffer due to economic downturns and changes in commercial real estate values, rents, property taxes, interest rates and tax laws. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/JDD.

Nuveen Investments	15

JDD

Nuveen Diversified Dividend and Income Fund

Performance Overview and Holding Summaries as of December 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of December 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
JDD at Common Share NAV	0.39%	8.86%	5.57%
JDD at Common Share Price	1.24%	9.09%	5.35%
JDD Blended Index (Comparative Benchmark)	1.51%	7.67%	7.27%
S&P 500® Index	1.38%	12.57%	7.31%

Average Annual Total Returns as of December 31, 20151 (including retained gain tax credit/refund)

	Average Annual
	1-Year	5-Year	10-Year
JDD at Common Share NAV	0.39%	8.86%	5.77%
JDD at Common Share Price	1.24%	9.09%	5.56%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

16	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	33.1%
REIT Common Stocks	39.3%
Convertible Preferred Securities	0.5%
$1,000 Par (or similar) Institutional Preferred	1.7%
Variable Rate Senior Loan Interests	32.3%
Corporate Bonds	0.1%
Emerging Market Debt and Foreign Corporate Bonds	32.8%
Repurchase Agreements	7.6%
Other Assets Less Liabilities	(0.6)%
Net Assets Plus Borrowings	146.8%
Borrowings	(46.8)%
Net Assets	100%

Portfolio Composition

(% of total investments)2

REIT Common Stocks	26.7%
Emerging Market Debt and Foreign Corporate Bonds	22.3%
Pharmaceuticals	4.1%
Media	4.0%
Banks	3.3%
Software	2.8%
Insurance	2.3%
Diversified Telecommunication Services	2.0%
Food Products	1.7%
Health Care Providers & Services	1.7%
Hotels, Restaurants & Leisure	1.5%
Semiconductors & Semiconductor Equipment	1.4%
Automobiles	1.4%
Repurchase Agreements	5.1%
Other	19.7%
Total	100%

REIT Common Stocks

Top Five Industries

(% of total investments)2

Retail	6.6%
Office	5.5%
Residential	5.1%
Health Care	3.2%
Specialized	2.5%

Country Allocation

(% of total investments)2

United States	63.6%
United Kingdom	3.4%
Germany	2.3%
Switzerland	1.7%
Indonesia	1.7%
Romania	1.3%
Netherlands	1.3%
Mexico	1.3%
Canada	1.1%
Dominican Republic	1.1%
Lithuania	1.0%
Chile	0.9%
Other	19.3%
Total	100%

1	The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2008 through December 31, 2015 or for the tax years ended prior to December 31, 2006.

2	Excluding investments in derivatives.

REIT	Real Estate Investment Trust

Nuveen Investments	17

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Diversified Dividend and Income Fund:

We have audited the accompanying statement of assets and liabilities of Nuveen Diversified Dividend and Income Fund (the “Fund”), including the portfolio of investments, as of December 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended. The financial highlights for the periods presented through December 31, 2013, were audited by other auditors whose report dated February 27, 2014, expressed an unqualified opinion on those financial highlights. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2015, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 25, 2016

18	Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund
Portfolio of Investments	December 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 139.8% (94.9% of Total Investments)

	COMMON STOCKS – 33.1% (22.4% of Total Investments)

	Air Freight & Logistics – 1.3%

72,000	Deutsche Post AG, (5)	$2,012,960
13,200	United Parcel Service, Inc., Class B	1,270,236
	Total Air Freight & Logistics	3,283,196

	Airlines – 0.2%

9,800	Copa Holdings SA, Class A	472,948

	Automobiles – 0.8%

10,900	Daimler AG, Sponsored ADR, (5)	912,112
79,415	Ford Motor Company	1,118,957
	Total Automobiles	2,031,069

	Banks – 3.9%

418,000	Barclays PLC, (5)	1,345,445
45,100	CIT Group Inc.	1,790,470
34,600	Citigroup Inc.	1,790,550
116,900	ING Groep N.V, Sponsored ADR	1,573,474
27,100	JPMorgan Chase & Co.	1,789,413
24,700	Wells Fargo & Company	1,342,692
	Total Banks	9,632,044

	Biotechnology – 0.4%

18,700	AbbVie Inc.	1,107,788

	Capital Markets – 1.7%

89,600	Ares Capital Corporation	1,276,800
41,900	Bank New York Mellon, (2)	1,727,118
58,500	UBS Group AG, (5)	1,134,868
	Total Capital Markets	4,138,786

	Chemicals – 1.2%

26,800	Agrium Inc.	2,394,311
86,500	CVR Partners LP	692,865
	Total Chemicals	3,087,176

	Communications Equipment – 1.1%

50,500	Cisco Systems, Inc.	1,371,328
139,000	Ericsson, Sponsored ADR	1,335,790
	Total Communications Equipment	2,707,118

	Containers & Packaging – 0.3%

13,600	Avery Dennison Corporation	852,176

	Diversified Financial Services – 1.2%

114,600	Challenger Limited, (5)	722,253
251,500	Deutsche Boerse AG, ADR, (5)	2,200,625
	Total Diversified Financial Services	2,922,878

	Diversified Telecommunication Services – 1.4%

69,000	Nippon Telegraph and Telephone Corporation, ADR	2,742,060
70,000	Telefonica Brasil SA, (WI/DD), (5)	629,719
	Total Diversified Telecommunication Services	3,371,779

Nuveen Investments	19

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	December 31, 2015

Shares	Description (1)	Value

	Electric Utilities – 0.4%

255,000	EDP – Energias de Portugal, S.A., (5)	$918,852

	Electrical Equipment – 0.4%

17,700	Eaton PLC	921,108

	Food & Staples Retailing – 0.9%

22,800	CVS Health Corporation	2,229,156

	Food Products – 0.5%

171,500	Orkla ASA, Sponsored ADR	1,343,703

	Hotels, Restaurants & Leisure – 0.7%

12,900	Cedar Fair LP	720,336
16,450	Starwood Hotels & Resorts Worldwide, Inc.	1,139,656
	Total Hotels, Restaurants & Leisure	1,859,992

	Industrial Conglomerates – 0.6%

23,843	General Electric Company	742,709
33,500	Philips Electronics	852,575
	Total Industrial Conglomerates	1,595,284

	Insurance – 3.4%

7,600	Allianz AG ORD Shares, (5)	1,339,713
247,700	CGNU PLC, (5)	1,880,160
100,400	Swiss Re AG, Sponsored ADR, (5)	2,461,306
81,000	Unum Group	2,696,490
	Total Insurance	8,377,669

	Media – 2.7%

48,000	Interpublic Group of Companies, Inc.	1,117,440
2,099	Metro-Goldwyn-Mayer, (3), (5)	160,574
47,000	National CineMedia, Inc.	738,370
70,300	ProSiebenSat.1 Media AG, ADR, (5)	873,829
156,000	RTL Group SA, ADR, (5)	1,308,076
21,100	Time Warner Inc.	1,364,537
3,958	Tribune Media Company, Class A	133,820
3,185	Tribune Media Company, (4)	—
989	Tribune Publishing Company	9,119
23,500	Viacom Inc., Class B	967,260
	Total Media	6,673,025

	Multiline Retail – 0.8%

28,600	Target Corporation	2,076,646

	Oil, Gas & Consumable Fuels – 1.1%

7,600	Phillips 66	621,680
16,800	Royal Dutch Shell PLC, Class A, Sponsored ADR	769,272
26,000	Suncor Energy, Inc.	670,800
15,000	Total SA, Sponsored ADR	674,250
	Total Oil, Gas & Consumable Fuels	2,736,002

	Pharmaceuticals – 4.2%

61,200	AstraZeneca PLC, Sponsored ADR	2,077,740
68,450	GlaxoSmithKline PLC, Sponsored ADR	2,761,958
21,400	Merck & Company Inc.	1,130,348
55,200	Roche Holdings AG, Sponsored ADR, (5)	1,902,744
39,500	Sanofi-Aventis, ADR	1,684,675
14,500	Teva Pharmaceutical Industries Limited, Sponsored ADR	951,780
	Total Pharmaceuticals	10,509,245

20	Nuveen Investments

Shares	Description (1)	Value

	Professional Services – 0.4%

13,200	Adecco SA, (5)	$903,443

	Real Estate Management & Development – 0.0%

1,563	The RMR Group Inc., Class A, (3)	22,523

	Semiconductors & Semiconductor Equipment – 0.4%

19,700	Microchip Technology Incorporated, (2)	916,838

	Software – 1.8%

246,734	Eagle Topco LP, (3), (4)	—
34,200	Microsoft Corporation	1,897,416
70,400	Oracle Corporation	2,571,711
	Total Software	4,469,127

	Technology Hardware, Storage & Peripherals – 0.3%

18,200	Seagate Technology	667,212

	Tobacco – 1.0%

22,600	Imperial Tobacco Group, Sponsored ADR, (5)	2,389,950
	Total Common Stocks (cost $74,734,157)	82,216,733

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST (REIT) COMMON STOCKS – 39.3% (26.7% of Total Investments)

	Diversified – 1.1%

86,700	Duke Realty Corporation	$1,822,434
31,350	Liberty Property Trust	973,418
	Total Diversified	2,795,852

	Health Care – 4.7%

57,850	Health Care Property Investors Inc.	2,212,184
135,650	Senior Housing Properties Trust	2,013,046
47,450	Ventas Inc.	2,677,604
70,450	Welltower Inc.	4,792,714
	Total Health Care	11,695,548

	Hotels, Restaurants & Leisure – 1.7%

32,800	Chesapeake Lodging Trust	825,248
149,492	Host Hotels & Resorts Inc.	2,293,207
27,800	LaSalle Hotel Properties	699,448
18,250	Pebblebrook Hotel Trust	511,365
	Total Hotels, Restaurants & Leisure	4,329,268

	Industrial – 2.5%

25,350	DCT Industrial Trust Inc.	947,330
120,698	Prologis Inc.	5,180,357
	Total Industrial	6,127,687

	Mortgage – 0.3%

46,100	PennyMac Mortgage Investment Trust	703,486

	Office – 8.1%

27,500	Alexandria Real Estate Equities Inc.	2,484,900
143,500	BioMed Realty Trust Inc.	3,399,515
19,800	Boston Properties, Inc.	2,525,292
59,850	Columbia Property Trust Inc.	1,405,278
68,200	Douglas Emmett Inc.	2,126,476
103,450	Paramount Group Inc.	1,872,445
48,750	Piedmont Office Realty Trust	920,400

Nuveen Investments	21

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	December 31, 2015

Shares	Description (1)				Value

	Office (continued)

8,100	SL Green Realty Corporation				$915,138
44,500	Vornado Realty Trust				4,448,220
	Total Office				20,097,664

	Residential – 7.5%

69,276	Apartment Investment & Management Company, Class A				2,773,118
23,025	AvalonBay Communities, Inc.				4,239,593
12,600	Camden Property Trust				967,176
15,600	Equity Lifestyles Properties Inc.				1,040,052
57,700	Equity Residential				4,707,743
7,350	Essex Property Trust Inc.				1,759,664
16,300	Post Properties, Inc.				964,308
58,100	UDR Inc.				2,182,817
	Total Residential				18,634,471

	Retail – 9.7%

69,100	Brixmor Property Group Inc.				1,784,162
112,250	Developers Diversified Realty Corporation				1,890,290
63,460	General Growth Properties Inc.				1,726,747
61,800	Kimco Realty Corporation				1,635,228
50,750	Kite Realty Group Trust				1,315,948
44,441	Macerich Company				3,585,944
24,250	Regency Centers Corporation				1,651,910
53,200	Retail Opportunity Investments Corporation				952,280
42,135	Simon Property Group, Inc.				8,192,728
18,550	Taubman Centers Inc.				1,423,156
	Total Retail				24,158,393

	Specialized – 3.7%

59,900	CubeSmart				1,834,138
16,250	Extra Space Storage Inc.				1,433,413
45,300	National Storage Affiliates Trust				775,989
20,774	Public Storage, Inc.				5,145,720
	Total Specialized				9,189,260
	Total Real Estate Investment Trust (REIT) Common Stocks (cost $63,790,351)				97,731,629

Shares	Description (1)	Coupon		Ratings (6)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.5% (0.3% of Total Investments)

	Diversified Telecommunication Services – 0.5%

13,115	Frontier Communications Corporation	11.125%		N/R	$1,201,072
	Total Convertible Preferred Securities (cost $1,312,888)				1,201,072

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 1.7% (1.2% of Total Investments)

	Banks – 1.0%

$961	Bank of America Corporation	6.100%	N/A (8)	BB+	$974,214
526	Citigroup Inc.	5.950%	N/A (8)	BB+	524,356
923	Wells Fargo & Company	5.875%	N/A (8)	BBB	971,457
	Total Banks				2,470,027

	Pharmaceuticals – 0.7%
1,700	Teva Pharmaceutical Industries Limited	7.000%	12/15/18	N/R	1,739,950
	Total $1,000 Par (or similar) Institutional Preferred (cost $4,159,737)				4,209,977

22	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (10)	Maturity (9)	Ratings (6)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 32.3% (21.9% of Total Investments) (10)

	Aerospace & Defense – 0.2%

$610	B/E Aerospace, Inc., Term Loan B, First Lien	4.000%	12/16/21	BB+	$611,152

	Airlines – 1.2%

491	American Airlines, Inc., Term Loan B, First Lien	3.250%	6/29/20	BB+	485,548
485	Delta Air Lines, Inc., Term Loan B1	3.250%	10/18/18	BBB	484,242
1,980	US Airways, Inc., Term Loan B2, First Lien	3.000%	11/23/16	BB+	1,978,561
2,956	Total Airlines				2,948,351

	Automobiles – 1.2%

979	Chrysler Group LLC, Term Loan B	3.500%	5/24/17	BB+	977,749
982	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BB+	975,254
1,114	Formula One Group, Term Loan, First Lien	4.360%	7/30/21	B	1,079,300
3,075	Total Automobiles				3,032,303

	Building Products – 0.2%

541	Gates Global LLC, Term Loan	4.250%	7/06/21	B+	509,235

	Capital Markets – 0.2%

489	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	486,713

	Chemicals – 0.7%

888	US Coatings Acquisition, Term Loan B	3.750%	2/01/20	BB-	882,176
199	Mineral Technologies, Inc., Term Loan B2	4.750%	5/07/21	BB	197,377
785	Univar, Inc., Term Loan B, First Lien	4.250%	7/01/22	BB-	762,396
1,872	Total Chemicals				1,841,949

	Commercial Services & Supplies – 0.5%

936	ADS Waste Holdings, Inc., Initial Term Loan, Tranche B2	3.750%	10/09/19	B+	914,384
1,011	Millennium Laboratories, Inc., Term Loan B, First Lien, (11)	7.500%	12/21/20	D	434,634
1,947	Total Commercial Services & Supplies				1,349,018

	Communications Equipment – 0.1%

270	Commscope, Inc., Term Loan B, First Lien	3.827%	12/29/22	BB	268,848

	Construction & Engineering – 0.1%

222	Aecom Technology Corporation, Term Loan B	3.750%	10/17/21	BBB-	222,217

	Consumer Finance – 0.6%

1,000	First Data Corporation, Term Loan B	4.168%	7/08/22	BB	986,786
500	First Data Corporation, Term Loan	3.918%	3/23/18	BB	494,375
1,500	Total Consumer Finance				1,481,161

	Containers & Packaging – 0.8%

487	Berry Plastics Holding Corporation, Term Loan F	4.000%	10/03/22	BB-	483,590
1,527	Reynolds Group Holdings, Inc., Incremental US Term Loan, First Lien	4.500%	12/01/18	B+	1,514,017
2,014	Total Containers & Packaging				1,997,607

	Diversified Consumer Services – 0.6%

1,112	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BBB-	1,110,869
453	ServiceMaster Company, Term Loan	4.250%	7/01/21	BB-	450,348
1,565	Total Diversified Consumer Services				1,561,217

	Diversified Telecommunication Services – 1.1%

252	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan, (WI/DD)	TBD	TBD	BB-	238,681
243	Level 3 Financing, Inc., Term Loan B2	3.500%	5/31/22	Ba1	239,850

Nuveen Investments	23

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	December 31, 2015

Principal Amount (000)	Description (1)	Coupon (10)	Maturity (9)	Ratings (6)	Value

	Diversified Telecommunication Services (continued)

$985	SBA Communication, Incremental Term Loan, Tranche B1	3.250%	3/24/21	BB	$966,069
342	WideOpenWest Finance LLC, Term Loan B	4.500%	4/01/19	Ba3	330,026
370	Ziggo N.V., Term Loan B1	3.500%	1/15/22	BB-	359,820
238	Ziggo N.V., Term Loan B2	3.500%	1/15/22	BB-	231,875
392	Ziggo N.V., Term Loan B3, Delayed Draw	3.500%	1/15/22	BB-	381,352
2,822	Total Diversified Telecommunication Services				2,747,673

	Electric Utilities – 0.4%

1,000	Energy Future Intermediate Holding Company, Term Loan	4.250%	6/19/16	N/R	998,281

	Energy Equipment & Services – 0.0%

151	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B	60,002

	Food & Staples Retailing – 1.0%

1,985	Albertson’s LLC, Term Loan B4	5.500%	8/25/21	BB-	1,971,353
500	BJ’s Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	450,417
2,485	Total Food & Staples Retailing				2,421,770

	Food Products – 1.9%

970	Jacobs Douwe Egberts, Term Loan B	4.250%	7/02/22	N/R	964,545
3,780	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	3,749,064
4,750	Total Food Products				4,713,609

	Health Care Equipment & Supplies – 1.4%

742	Alere, Inc., Term Loan B	4.250%	6/20/22	Ba3	736,514
893	ConvaTec Healthcare, Term Loan B	4.250%	6/15/20	Ba2	880,374
1,441	Kinetic Concepts, Inc., Incremental Term Loan E1	4.500%	5/04/18	BB-	1,389,141
499	Sterigenics International, Inc., Term Loan B	4.250%	5/16/22	B1	486,281
3,575	Total Health Care Equipment & Supplies				3,492,310

	Health Care Providers & Services – 2.4%

990	Acadia Healthcare, Inc., Term Loan B, First Lien	4.250%	2/11/22	Ba2	992,475
788	Amsurg Corporation, Term Loan, First Lien	3.500%	7/16/21	Ba2	782,309
435	Community Health Systems, Inc., Term Loan G	3.750%	12/31/19	BB	425,015
871	Community Health Systems, Inc., Term Loan H	4.000%	1/27/21	BB	857,008
1	Community Health Systems, Inc., Term Loan F	3.657%	12/31/18	BB	1,123
819	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	3.500%	6/24/21	Ba1	816,379
1,134	Drumm Investors LLC, Term Loan	6.750%	5/04/18	B	1,129,242
977	HCA, Inc., Tranche B4, Term Loan	3.357%	5/01/18	BBB-	977,636
74	HCA, Inc., Tranche B5, Term Loan	3.174%	3/31/17	BBB-	74,205
6,089	Total Health Care Providers & Services				6,055,392

	Hotels, Restaurants & Leisure – 1.5%

971	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB+	960,593
1,047	Burger King Corporation, Term Loan B	3.750%	12/10/21	Ba3	1,042,307
1,818	Seaworld Parks and Entertainment, Inc., Term Loan B2	3.000%	5/14/20	BB	1,707,846
3,836	Total Hotels, Restaurants & Leisure				3,710,746

	Household Durables – 0.8%

886	Serta Simmons Holdings LLC, Term Loan	4.250%	10/01/19	BB-	882,862
977	Jarden Corporation, Term Loan B1	3.174%	9/30/20	BBB-	978,233
94	Tempur-Pedic International, Inc., New Term Loan B	3.500%	3/18/20	BB+	93,845
1,957	Total Household Durables				1,954,940

	Household Products – 0.2%

422	Spectrum Brands, Inc., Term Loan	3.500%	6/23/22	BB+	421,113

	Independent Power & Renewable Electricity Producers – 0.4%

980	Calpine Corporation, Delayed Term Loan	4.000%	10/31/20	BB+	957,950

24	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (10)	Maturity (9)	Ratings (6)	Value

	Internet & Catalog Retail – 0.4%

$990	Travelport LLC, Term Loan B, First Lien	5.750%	9/02/21	B	$971,232

	Internet Software & Services – 0.3%

827	Tibco Software, Inc., Term Loan B	6.500%	12/04/20	B1	750,578

	IT Services – 0.3%

737	Vantiv, Inc., Term Loan B	3.750%	6/13/21	BBB-	735,950

	Leisure Products – 0.7%

1,498	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	1,407,166
348	Academy, Ltd., Term Loan B	5.000%	7/01/22	B	336,379
1,846	Total Leisure Products				1,743,545

	Machinery – 0.2%

489	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB-	474,902

	Media – 3.2%

499	Cequel Communications LLC, Extended Term Loan	4.250%	12/14/22	N/R	488,236
975	Charter Communications Operating Holdings LLC, Term Loan E	3.000%	7/01/20	Baa3	957,415
92	Clear Channel Communications, Inc.,Term Loan E	7.924%	7/30/19	CCC+	65,162
748	Clear Channel Communications, Inc., Tranche D, Term Loan	7.174%	1/30/19	CCC+	527,216
1,880	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B2	1,432,216
297	Gray Television, Inc., Initial Term Loan	3.750%	6/13/21	BB	293,873
639	Yell Group PLC, Term Loan B2, PIK, (4)	0.000%	3/03/24	N/R	—
158	Yell Group PLC, Term Loan A2	5.586%	3/01/19	N/R	344,296
6	Yell Group PLC, Term Loan A2, (4)	1.500%	3/03/19	N/R	—
935	Media General, Inc., Term Loan B	4.000%	7/31/20	BB+	924,636
531	Numericable Group S.A., Term Loan B1	4.500%	5/21/20	B+	513,044
459	Numericable Group S.A., Term Loan B2	4.500%	5/21/20	B+	443,853
549	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.750%	8/14/20	B1	527,293
1,520	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	1,491,386
9,288	Total Media				8,008,626

	Multiline Retail – 0.6%

496	Bass Pro Group LLC, Term Loan B, First Lien	4.000%	6/05/20	BB-	478,261
758	Dollar Tree, Inc., Term Loan B1	3.500%	7/06/22	BB+	757,017
240	Dollar Tree, Inc., Term Loan B2	4.250%	7/06/22	BB+	238,650
1,494	Total Multiline Retail				1,473,928

	Oil, Gas & Consumable Fuels – 0.3%

500	Energy Transfer Equity L.P.,Term Loan, First Lien	3.250%	12/02/19	BB+	451,667
214	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B-	33,744
152	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B-	90,205
306	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	B	126,764
61	Southcross Holdings Borrower L.P., Holdco Term Loan	6.000%	8/04/21	B-	33,033
1,233	Total Oil, Gas & Consumable Fuels				735,413

	Pharmaceuticals – 1.1%

750	Endo Health Solutions, Inc., Term Loan B	3.750%	9/26/22	Ba1	741,407
644	Grifols, Inc., Term Loan	3.424%	2/27/21	Ba1	638,564
233	Quintiles Transnational Corp., Term Loan B	3.250%	5/06/22	BB+	233,307
1,194	Valeant Pharmaceuticals International, Inc., Term Loan E	3.750%	8/05/20	BB	1,148,762
2,821	Total Pharmaceuticals				2,762,040

	Professional Services – 0.2%

369	Nielsen Finance LLC, Dollar Term Loan B2	3.287%	4/15/21	BBB	369,419

Nuveen Investments	25

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	December 31, 2015

Principal Amount (000)	Description (1)	Coupon (10)	Maturity (9)	Ratings (6)	Value

	Real Estate Investment Trust – 0.8%

$1,343	Communications Sales & Leasing, Inc., Term Loan B, First Lien	5.000%	10/24/22	BBB-	$1,250,062
832	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	BB-	720,830
2,175	Total Real Estate Investment Trust				1,970,892

	Real Estate Management & Development – 0.3%

634	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	633,821

	Semiconductors & Semiconductor Equipment – 1.7%

1,500	Avago Technologies, Term Loan B, First Lien, (WI/DD)	TBD	TBD	BBB	1,483,959
1,000	Microsemi Corporation, Term Loan B, First Lien, (WI/DD)	TBD	TBD	BB-	984,688
1,000	NXP Semiconductor LLC, Term Loan B, First Lien	3.750%	11/05/20	BBB-	996,875
723	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	BBB-	713,222
4,223	Total Semiconductors & Semiconductor Equipment				4,178,744

	Software – 2.3%

474	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	395,406
1,000	Computer Sciences Government Services, Term Loan B, First Lien	3.750%	10/06/22	BB+	999,688
793	Ellucian, Term Loan B, First Lien	4.750%	9/30/22	B	785,788
953	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	Ba3	937,912
755	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	B+	712,554
771	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B1	3.750%	7/08/22	BB	767,441
114	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B2	4.018%	7/08/22	BB	112,941
1,038	Zebra Technologies Corporation, Term Loan B, First Lien	4.750%	10/27/21	BB+	1,040,318
5,898	Total Software				5,752,048

	Specialty Retail – 1.2%

559	Burlington Coat Factory Warehouse Corporation, Term Loan B3	4.250%	8/13/21	BB-	552,392
1,656	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	Ba3	1,548,597
448	Petsmart, Inc., Term Loan B	4.250%	3/11/22	BB-	437,466
400	Staples, Inc., Term Loan B, First Lien, (WI/DD)	TBD	TBD	BBB	396,275
3,063	Total Specialty Retail				2,934,730

	Technology Hardware, Storage & Peripherals – 0.4%

983	Dell, Inc., Term Loan B2	4.000%	4/29/20	BBB	977,854

	Trading Companies & Distributors – 0.2%

621	HD Supply, Inc., Term Loan B	3.750%	8/13/21	BB-	611,428

	Wireless Telecommunication Services – 0.6%

450	T-Mobile USA, Term Loan B	3.500%	11/03/22	BBB-	450,499
1,000	UPC Broadband Holding BV, Term Loan AH	3.250%	6/30/21	BB	983,125
1,450	Total Wireless Telecommunication Services				1,433,624
$84,269	Total Variable Rate Senior Loan Interests (cost $83,728,892)				80,362,331

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	CORPORATE BONDS – 0.1% (0.1% of Total Investments)

	Media – 0.0%

$132	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	$97,680

	Metals & Mining – 0.1%

185	Southern Copper Corporation	6.750%	4/16/40	BBB+	158,069
$317	Total Corporate Bonds (cost $308,735)				255,749

26	Nuveen Investments

Principal Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		EMERGING MARKET DEBT AND FOREIGN CORPORATE BONDS – 32.8% (22.3% of Total Investments)

		Argentina – 1.0%

$345		City of Buenos Aires, Argentina, 144A	8.950%	2/19/21	Caa2	$363,975
160		Province of Buenos Aires, 144A	9.950%	6/09/21	Caa2	164,845
100		Province of Buenos Aires, Reg S	10.875%	1/26/21	Caa2	105,500
295		Republic of Argentina	7.000%	4/17/17	N/R	302,670
234	EUR	Republic of Argentina	7.820%	12/31/33	N/R	270,304
491		Republic of Argentina, (11)	8.280%	12/31/33	N/R	498,810
96	EUR	Republic of Argentina, (11)	7.820%	12/31/33	N/R	110,150
681		YPF Sociedad Anonima, 144A	8.750%	4/04/24	Caa1	660,570
		Total Argentina				2,476,824

		Azerbaijan – 0.3%

200		Azerbaijan Government International Bond, Reg S	4.750%	3/18/24	Baa3	186,489
465		Azerbaijan State Oil Company, Reg S	5.450%	2/09/17	BBB-	468,577
		Total Azerbaijan				655,066

		Brazil – 1.0%

575		Centrais Eletricas Brasileiras S.A, Reg S	5.750%	10/27/21	BB+	452,813
600		Federative Republic of Brazil	6.000%	1/17/17	Baa3	616,500
256		Federative Republic of Brazil	8.000%	1/15/18	Baa3	263,861
220		Federative Republic of Brazil	8.250%	1/20/34	Baa3	211,750
265		Petrobras International Finance Company	5.750%	1/20/20	BB+	208,025
275		Petrobras International Finance Company	6.875%	1/20/40	BB+	178,750
730		Petrobras International Finance Company	6.750%	1/27/41	BB+	467,200
		Total Brazil				2,398,899

		Bulgaria – 1.0%

280	EUR	Republic of Bulgaria, Reg S	2.000%	3/26/22	Baa2	308,809
635	EUR	Republic of Bulgaria, Reg S	3.125%	3/26/35	Baa2	622,618
1,370	EUR	Republic of Bulgaria, Reg S	2.950%	9/03/24	Baa2	1,544,039
		Total Bulgaria				2,475,466

		Cameroon – 0.2%

510		Republic of Cameroon, 144A	9.500%	11/19/25	B	474,300

		Chile – 1.4%

740		Coporacion Nacional del Cobre de Chile, Reg S	4.500%	9/16/25	AA-	696,840
1,080		Coporacion Nacional del Cobre de Chile, Reg S	3.875%	11/03/21	AA-	1,038,278
350		Coporacion Nacional del Cobre de Chile, Reg S	3.000%	7/17/22	AA-	314,362
150		Coporacion Nacional del Cobre de Chile, Reg S	6.150%	10/24/36	AA-	143,423
1,055		Coporacion Nacional del Cobre, 144A	4.500%	9/16/25	AA-	993,468
225		Empresa Nacional del Petroleo, Reg S	6.250%	7/08/19	A	242,009
		Total Chile				3,428,380

		Colombia – 1.2%

587		Republic of Colombia	11.750%	2/25/20	BBB	760,164
420,000	COP	Republic of Colombia	7.750%	4/14/21	BBB	134,620
340		Republic of Colombia	4.000%	2/26/24	BBB	323,850
175,000	COP	Republic of Colombia	9.850%	6/28/27	BBB	62,927
535		Republic of Colombia	10.375%	1/28/33	BBB	754,350
510		Republic of Colombia	7.375%	9/18/37	BBB	562,275
345		Republic of Colombia	5.000%	6/15/45	BBB	288,075
292,184	COP	Titulos de Tesoreria B Bonds	3.500%	3/10/21	BBB+	92,334
224,844	COP	Titulos de Tesoreria B Bonds	4.750%	2/23/23	BBB+	75,782
194,500	COP	Titulos de Tesoreria B Bonds	6.000%	4/28/28	BBB+	47,950
		Total Colombia				3,102,327

		Cote d’Ivoire (Ivory Coast) – 0.8%

950		Ivory Coast Republic, 144A	5.375%	7/23/24	Ba3	842,726
255		Ivory Coast Republic, 144A	6.375%	3/03/28	Ba3	232,070

Nuveen Investments	27

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	December 31, 2015

Principal Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Cote d’Ivoire (Ivory Coast) (continued)

$565		Ivory Coast Republic, Reg S	5.375%	7/23/24	Ba3	$500,887
485		Ivory Coast Republic, Reg S	5.750%	12/31/32	B+	430,870
		Total Cote d’Ivoire (Ivory Coast)				2,006,553

		Croatia – 0.3%

280		Republic of Croatia, 144A	6.250%	4/27/17	Ba1	290,088
290		Republic of Croatia, Reg S	5.375%	11/29/19	Ba1	310,589
200		Republic of Croatia, Reg S	6.250%	4/27/17	Ba1	207,186
		Total Croatia				807,863

		Dominican Republic – 1.7%

335		Dominican Republic, 144A	6.600%	1/28/24	BB-	348,400
685		Dominican Republic, 144A	5.500%	1/27/25	BB-	659,313
500		Dominican Republic, 144A	7.450%	4/30/44	BB-	503,750
101		Dominican Republic, Reg S	9.040%	1/23/18	BB-	106,914
1,807		Dominican Republic, Reg S	7.500%	5/06/21	BB-	1,938,007
155		Dominican Republic, Reg S	6.600%	1/28/24	BB-	161,200
165		Dominican Republic, Reg S	5.875%	4/18/24	BB-	164,588
390		Dominican Republic, Reg S	7.450%	4/30/44	BB-	392,925
		Total Dominican Republic				4,275,097

		El Salvador – 0.5%

75		Republic of El Salvador, 144A	6.375%	1/18/27	Ba3	63,375
165		Republic of El Salvador, Reg S	7.375%	12/01/19	Ba3	164,423
646		Republic of El Salvador, Reg S	7.750%	1/24/23	Ba3	629,850
80		Republic of El Salvador, Reg S	5.875%	1/30/25	Ba3	66,800
200		Republic of El Salvador, Reg S	6.375%	1/18/27	Ba3	169,000
75		Republic of El Salvador, Reg S	7.625%	9/21/34	Ba3	73,125
53		Republic of El Salvador, Reg S	7.650%	6/15/35	Ba3	45,183
45		Republic of El Salvador, Reg S	8.250%	4/10/32	Ba3	41,963
		Total El Salvador				1,253,719

		Gabon – 0.1%

365		Republic of Gabon, Reg S	6.375%	12/12/24	B+	289,452

		Ghana – 0.3%

765		Republic of Ghana, 144A	10.750%	10/14/30	BB-	776,093

		Hungary – 1.2%

1,536		Republic of Hungary, Government Bond	5.375%	2/21/23	BB+	1,674,240
396		Republic of Hungary, Government Bond	5.750%	11/22/23	BB+	443,084
680		Republic of Hungary, Government Bond	5.375%	3/25/24	BB+	744,600
90		Republic of Hungary, Government Bond	7.625%	3/29/41	BB+	121,781
60	EUR	Republic of Hungary, Government Bond, Reg S	5.750%	6/11/18	BB+	72,838
		Total Hungary				3,056,543

		Iceland – 0.5%

231		Republic of Iceland, 144A	5.875%	5/11/22	BBB+	262,038
189		Republic of Iceland, Reg S	4.875%	6/16/16	BBB+	192,192
700		Republic of Iceland, Reg S	5.875%	5/11/22	BBB+	794,053
		Total Iceland				1,248,283

		Indonesia – 2.8%

400		Majapahit Holdings BV, Reg S	8.000%	8/07/19	Baa3	448,000
785		Pertamina Persero PT, Reg S	6.450%	5/30/44	Baa3	681,944
200		Pertamina Persero PT, Reg S	5.250%	5/23/21	Baa3	199,594
450		Perusahaan Listrik Negaraa PT, Reg S	5.500%	11/22/21	Baa3	458,438
630		Perusahaan Listrik Negaraa PT, Reg S	5.250%	10/24/42	Baa3	495,369
350		Republic of Indonesia, 144A	4.750%	1/08/26	Baa3	345,682
885		Republic of Indonesia, Reg S	5.875%	1/15/24	Baa3	948,113

28	Nuveen Investments

Principal Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Indonesia (continued)
$1,175		Republic of Indonesia, Reg S	8.500%	10/12/35	Baa3	$1,461,401
465		Republic of Indonesia, Reg S	6.625%	2/17/37	Baa3	487,220
1,134		Republic of Indonesia, Reg S	7.750%	1/17/38	Baa3	1,326,595
		Total Indonesia				6,852,356

		Ireland – 0.1%

200		RZD Capital Limited, Russian Railways, Reg S	5.700%	4/05/22	BBB-	195,428

		Israel – 0.1%

350		Israel Electric Corporation Limited, 144A, Reg S	5.000%	11/12/24	BBB-	356,741

		Jamaica – 0.3%

200		Jamaica Government	7.625%	7/09/25	B	212,250
385		Jamaica Government	6.750%	4/28/28	B	382,113
200		Jamaica Government	7.875%	7/28/45	B	194,500
		Total Jamaica				788,863

		Kazakhstan – 0.4%

220		KazAgro National Management Holding JSC, 144A	4.625%	5/24/23	BBB	189,097
330		Kazakhstan Development Bank, Reg S	6.500%	6/03/20	BBB	339,405
375		Kazakhstan Temir Zholy JSC, Reg S	7.000%	5/13/16	BBB	377,455
		Total Kazakhstan				905,957

		Kenya – 0.2%

265		Republic of Kenya, 144A	6.875%	6/24/24	B+	231,875
265		Republic of Kenya, Reg S	5.875%	6/24/19	B+	249,696
		Total Kenya				481,571

		Lithuania – 1.5%

175		Republic of Lithuania, 144A	7.375%	2/11/20	A-	206,938
145		Republic of Lithuania, 144A	6.125%	3/09/21	A-	167,113
670		Republic of Lithuania, 144A	6.625%	2/01/22	A-	800,671
805		Republic of Lithuania, Reg S	7.375%	2/11/20	A-	951,783
1,460		Republic of Lithuania, Reg S	6.125%	3/09/21	A-	1,682,324
		Total Lithuania				3,808,829

		Luxembourg – 0.4%

815		Gaz Capital SA, Reg S	9.250%	4/23/19	BBB-	909,767

		Malaysia – 0.3%

765		Penerbangan Malaysia Berhad, Reg S	5.625%	3/15/16	A-	771,107

		Mexico – 2.0%

200		Comision Federal de Electricidad of the United States of Mexico, Reg S	4.875%	1/15/24	BBB+	197,000
460		Grupo Bimbo SAB de CV, Reg S	3.875%	6/27/24	BBB	447,064
210		Grupo Bimbo SAB de CV, Reg S	4.875%	6/27/44	BBB	183,654
220		Grupo Bimbo SAB de CV, Reg S	4.500%	1/25/22	Baa2	225,442
245		Grupo Televisa SAB	5.000%	5/13/45	BBB+	210,498
210		Grupo Televisa SAB	6.125%	1/31/46	BBB+	208,761
1,543	MXN	Mexican Udibonds Bonds	4.500%	12/04/25	A	98,412
1,008	MXN	Mexican Udibonds Bonds	4.500%	11/22/35	A	64,018
9,111	MXN	Mexico Bonos de DeSarrollo	10.000%	12/05/24	A	665,451
390		Pemex Project Funding Master Trust	6.625%	6/15/35	BBB+	348,563
75		Petroleos Mexicanos	6.500%	6/02/41	BBB+	64,838
115		Petroleos Mexicanos, 144A	5.500%	6/27/44	BBB+	86,519
2,595		Petroleos Mexicanos, Reg S	5.500%	6/27/44	Baa1	1,952,321
70		Petroleos Mexicanos, Reg S	5.625%	1/23/46	BBB+	53,564
266		United Mexican States	4.750%	3/08/44	A3	242,326
		Total Mexico				5,048,431

Nuveen Investments	29

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	December 31, 2015

Principal Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Morocco – 0.9%

$215		Kingdom of Morocco, 144A	4.250%	12/11/22	BBB-	$212,850
235		Kingdom of Morocco, 144A	5.500%	12/11/42	BBB-	226,143
1,230		Kingdom of Morocco, Reg S	4.250%	12/11/22	BBB-	1,217,259
345		Kingdom of Morocco, Reg S	5.500%	12/11/42	BBB-	331,818
240		Office Cherifien Des Phosphates SA, Reg S	6.875%	4/25/44	BBB-	234,909
		Total Morocco				2,222,979

		Pakistan – 0.2%

275		Islamic Republic of Pakistan, 144A	7.250%	4/15/19	B	280,084
250		Islamic Republic of Pakistan, 144A	8.250%	4/15/24	B	256,351
		Total Pakistan				536,435

		Panama – 0.7%

310		Republic of Panama	3.750%	3/16/25	BBB	303,800
25		Republic of Panama	8.875%	9/30/27	BBB	34,563
920		Republic of Panama	9.375%	4/01/29	BBB	1,324,800
		Total Panama				1,663,163

		Paraguay – 0.1%

240		Republic of Paraguay, Reg S	4.625%	1/25/23	Ba1	232,800

		Peru – 1.2%

215		BBVA Banco Continental SA, 144A	3.250%	4/08/18	A-	215,000
645		Republic of Peru	7.125%	3/30/19	A3	734,333
135		Republic of Peru	4.125%	8/25/27	A3	132,300
1,195	PEN	Republic of Peru	6.950%	8/12/31	A-	325,733
400		Republic of Peru	8.750%	11/21/33	A3	564,000
865		Republic of Peru	5.625%	11/18/50	A3	882,300
249	PEN	Republic of Peru Treasury Bond	7.840%	8/12/20	A-	76,992
		Total Peru				2,930,658

		Philippines – 0.1%

165		Republic of the Philippines	9.500%	2/02/30	BBB	259,868

		Romania – 2.0%

390		Republic of Romania, 144A	6.750%	2/07/22	BBB-	458,028
539	EUR	Republic of Romania, 144A	2.750%	10/29/25	BBB-	593,812
400	EUR	Republic of Romania, 144A	3.875%	10/29/35	BBB-	440,649
70	EUR	Republic of Romania, Reg S	4.875%	11/07/19	BBB-	87,782
70	EUR	Republic of Romania, Reg S	4.625%	9/18/20	BBB-	88,510
2,052		Republic of Romania, Reg S	6.750%	2/07/22	BBB-	2,409,929
590	EUR	Republic of Romania, Reg S	3.625%	4/24/24	BBB-	701,127
120	EUR	Republic of Romania, Reg S	2.750%	10/29/25	BBB-	132,203
		Total Romania				4,912,040

		Russia – 1.3%

455		Gazprom Neft OAO Via GPN Capital SA, Reg S	6.000%	11/27/23	BBB-	427,997
100		Gazprom OAO Via Gaz Capital SA, Reg S	7.288%	8/16/37	BBB-	99,425
575		Rosneft International Finance, Reg S	4.199%	3/06/22	BB+	506,653
800		Russian Federation, Reg S	5.000%	4/29/20	BBB-	825,330
200	EUR	Russian Federation, Reg S	3.625%	9/16/20	BBB-	221,910
200		Russian Federation, Reg S	4.875%	9/16/23	BBB-	203,084
430		Russian Federation, Reg S	12.750%	6/24/28	BBB-	679,434
400		Russian Federation, Reg S	5.875%	9/16/43	BBB-	388,564
		Total Russia				3,352,397

		Senegal – 0.1%

200		Republic of Senegal, Reg S	8.750%	5/13/21	B+	208,925

30	Nuveen Investments

Principal Amount (000) (7)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Serbia – 0.2%

$505	Republic of Serbia, Reg S	5.250%	11/21/17	BB-	$524,248

	Slovenia – 1.0%

475	Republic of Slovenia, 144A	5.850%	5/10/23	A-	541,201
385	Republic of Slovenia, 144A	5.250%	2/18/24	A-	424,944
420	Republic of Slovenia, Reg S	4.750%	5/10/18	A-	445,571
710	Republic of Slovenia, Reg S	5.500%	10/26/22	A-	792,316
200	Republic of Slovenia, Reg S	5.850%	5/10/23	A-	227,810
	Total Slovenia				2,431,842

	South Africa – 1.2%

470	Eskom Holdings Limited, Reg S	6.750%	8/06/23	BB+	407,465
940	Republic of South Africa	6.875%	5/27/19	Baa2	1,004,445
925	Republic of South Africa	5.500%	3/09/20	Baa2	949,372
310	Republic of South Africa	5.875%	5/30/22	Baa2	323,701
340	Republic of South Africa	5.875%	9/16/25	Baa2	347,551
	Total South Africa				3,032,534

	Sri Lanka – 0.6%

720	Republic of Sri Lanka, 144A	6.000%	1/14/19	BB-	705,462
310	Republic of Sri Lanka, Reg S	6.250%	7/27/21	BB-	294,733
505	Republic of Sri Lanka, 144A	6.850%	11/03/25	BB-	475,698
	Total Sri Lanka				1,475,893

	Tunisia – 0.1%

425	Banque de Tunisie, Reg S	5.750%	1/30/25	Ba3	367,754

	Turkey – 1.0%

321	Republic of Turkey, Government Bond	7.500%	7/14/17	Baa3	343,374
185	Republic of Turkey, Government Bond	6.750%	4/03/18	Baa3	199,060
705	Republic of Turkey, Government Bond	5.625%	3/30/21	Baa3	745,470
710	Republic of Turkey, Government Bond	6.250%	9/26/22	Baa3	770,776
350	Republic of Turkey, Government Bond	4.875%	4/16/43	Baa3	308,000
	Total Turkey				2,366,680

	Ukraine – 0.7%

200	Republic of Ukraine, 144A	7.750%	9/01/27	B-	174,000
4	Republic of Ukraine, 144A	7.750%	9/01/19	B-	3,618
273	Republic of Ukraine, 144A	7.750%	9/01/20	B-	251,160
242	Republic of Ukraine, 144A	7.750%	9/01/21	B-	219,872
103	Republic of Ukraine, 144A	7.750%	9/01/22	B-	93,295
103	Republic of Ukraine, 144A	7.750%	9/01/23	B-	91,691
103	Republic of Ukraine, 144A	7.750%	9/01/24	B-	91,146
103	Republic of Ukraine, 144A	7.750%	9/01/25	B-	90,597
228	Republic of Ukraine, 144A	0.000%	5/31/40	B-	90,060
550	State Savings Bank of Ukraine, Reg S	9.625%	3/20/25	CCC	478,500
235	The State Export-Import Bank of the Ukraine, Loan Participations, Series 2010, Reg S	9.750%	1/22/25	CCC	205,085
	Total Ukraine				1,789,024

	Uruguay – 1.0%

320	Republic of Uruguay	7.625%	3/21/36	BBB	395,200
2,418	Republic of Uruguay	5.100%	6/18/50	BBB	2,085,525
	Total Uruguay				2,480,725

	Venezuela – 0.7%

255	Petroleos de Venezuela S.A, Reg S	6.000%	5/16/24	CCC	94,988
50	Petroleos de Venezuela S.A, Reg S	5.250%	4/12/17	CCC	25,120
17	Petroleos de Venezuela S.A, Reg S	5.375%	4/12/27	CCC	6,054
217	Petroleos de Venezuela S.A, Reg S	8.500%	11/02/17	CCC	115,375

Nuveen Investments	31

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	December 31, 2015

Principal Amount (000) (7)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Venezuela (continued)
$1,975	Petroleos de Venezuela S.A, Reg S	6.000%	11/15/26	CCC	$725,813
30	Republic of Venezuela	9.250%	9/15/27	CCC	12,300
570	Republic of Venezuela, Reg S	7.650%	4/21/25	CCC	210,900
305	Republic of Venezuela, Reg S	9.000%	5/07/23	CCC	121,238
420	Republic of Venezuela, Reg S	8.250%	10/13/24	CCC	159,600
710	Republic of Venezuela, Reg S	9.250%	5/07/28	CCC	276,900
165	Republic of Venezuela, Reg S	7.000%	3/31/38	CCC	61,463
	Total Venezuela				1,809,751

	Vietnam – 0.1%

255	Socialist Republic of Vietnam, Reg S	4.800%	11/19/24	BB-	244,897
	Total Emerging Market Debt and Foreign Corporate Bonds (cost $84,301,261)				81,686,528
	Total Long-Term Investments (cost $312,336,021)				347,664,019

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 7.6% (5.1% of Total Investments)

	REPURCHASE AGREEMENTS – 7.6% (5.1% of Total Investments)

$8,469	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/15, repurchase price $8,468,777, collateralized by $8,390,000 U.S. Treasury Bonds, 3.125%, due 2/15/43, value $8,650,761	0.030%	1/04/16		$8,468,749
10,358	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/15, repurchase price $10,357,837, collateralized by $10,675,000 U.S. Treasury Notes, 1.375%, due 3/31/20, value $10,568,250	0.030%	1/04/16		10,357,802
$18,827	Total Short-Term Investments (cost $18,826,551)				18,826,551
	Total Investments (cost $331,162,572) – 147.4%				366,490,570
	Borrowings – (46.8)% (12), (13)				(116,500,000)
	Other Assets Less Liabilities – (0.6)% (14)				(1,287,546)
	Net Assets Applicable to Common Shares – 100%				$248,703,024

Investments in Derivatives as of December 31, 2015

Options Written outstanding:

Number of Contracts	Description	Notional Amount (15)	Expiration Date	Strike Price	Value
(197)	Microchip Technology Incorporated	$(906,200)	1/15/16	$46.0	$(26,103)
(240)	National CineMedia Inc.	(420,000)	3/18/16	17.5	(6,000)
(74)	Phillips 66	(721,500)	2/19/16	97.5	(1,850)
(511)	Total Options Written (premiums received $71,964)	$(2,047,700)			$(33,953)

32	Nuveen Investments

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Notional Amount (Local Currency)	In Exchange For Currency	Notional Amount Date (Local Currency)	Settlement (U.S. Dollars)	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	U.S. Dollar	2,197,955	Euro	1,990,000	3/16/16	$(31,445)
Citibank N.A.	Euro	6,611,000	U.S. Dollar	7,265,026	3/16/16	67,638
Royal Bank of Canada	Mexican Peso	14,863,000	U.S. Dollar	865,139	3/16/16	7,093
Royal Bank of Canada	U.S. Dollar	44,681	Mexico Peso	780,000	3/16/16	348
Standard Chartered Bank	Colombian Peso	1,441,326,000	U.S. Dollar	439,496	3/16/16	(11,005)
Standard Chartered Bank	Peruvian Nuevo Sol	773,000	U.S. Dollar	225,397	3/16/16	1,589
State Street Bank and Trust	Colombian Peso	153,591,000	U.S. Dollar	46,402	3/16/16	(1,604)
State Street Bank and Trust	Euro	123,000	U.S. Dollar	134,515	3/16/16	605
State Street Bank and Trust	U.S. Dollar	48,305	Colombian Peso	162,400,000	3/16/16	2,455
State Street Bank and Trust	U.S. Dollar	22,228	Colombian Peso	74,700,000	3/16/16	1,121
						$36,795

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Eurex Euro-Bobl	Short	(3)	3/16	$(392,010)	$(23)	$3,844
Eurex Euro-Bund	Short	(13)	3/16	(2,052,960)	(195)	33,184
Eurex Euro-Buxl	Short	(6)	3/16	(908,400)	(127)	21,534
		(22)		$(3,353,370)	$(345)	$58,562

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (16)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$30,450,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	6/01/16	12/01/20	$(434,109)
JPMorgan	30,450,000	Receive	1-Month USD-LIBOR-ICE	1.842	Monthly	6/01/16	12/01/22	(766,619)
	$60,900,000							$(1,200,728)

Nuveen Investments	33

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	December 31, 2015

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(8)	Perpetual security. Maturity date is not applicable.

(9)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(10)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(11)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(12)	Borrowings as a percentage of Total Investments is 31.8%.

(13)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for Borrowings.

(14)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets lass liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(15)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(16)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

N/A	Not applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

COP	Colombian Peso

EUR	Euro

MXN	Mexican Peso

PEN	Peruvian Nuevo Sol

USD LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate Intercontinental Exchange

See accompanying notes to financial statements.

34	Nuveen Investments

Statement of Assets and Liabilities	December 31, 2015

Assets
Long-term investments, at value (cost $312,336,021)	$347,664,019
Short-term investments, at value (cost approximates value)	18,826,551
Cash	47,994
Cash collateral at broker	38,579
Due from broker	58,931
Interest rate swaps premiums paid	364,047
Unrealized appreciation on forward foreign currency exchange contracts, net	77,656
Receivable for:
Dividends	597,193
Interest	1,583,694
Investments sold	1,331,793
Reclaims	42,562
Other assets	115,695
Total assets	370,748,714
Liabilities
Borrowings	116,500,000
Cash overdraft denominated in foreign currencies (cost $4,913)	4,919
Options written, at value (premiums received $71,964)	33,953
Unrealized depreciation on:
Forward foreign currency exchange contracts, net	40,861
Interest rate swaps	1,200,728
Payable for:
Investments purchased	3,669,082
Variation margin on futures contracts	345
Accrued expenses:
Management fees	268,782
Interest on borrowings	116,254
Trustees fees	63,800
Other	146,966
Total liabilities	122,045,690
Net assets applicable to common shares	$248,703,024
Common shares outstanding	19,846,433
Net asset value (“NAV”) per common share outstanding	$12.53
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$198,464
Paid-in surplus	218,509,921
Undistributed (Over-distribution of) net investment income	(753,722)
Accumulated net realized gain (loss)	(3,505,102)
Net unrealized appreciation (depreciation)	34,253,463
Net assets applicable to common shares	$248,703,024
Authorized shares:
Common	Unlimited
Preferred	Unlimited

See accompanying notes to financial statements.

Nuveen Investments	35

Statement of Operations	Year Ended December 31, 2015

Investment Income
Dividends (net of foreign tax withheld of $173,614)	$5,392,489
Interest	8,731,443
Total investment income	14,123,932
Expenses
Management fees	3,293,432
Interest expense on borrowings	1,250,457
Custodian fees	239,599
Trustees fees	12,942
Professional fees	100,712
Shareholder reporting expenses	70,020
Shareholder servicing agent fees	1,056
Stock exchange listing fees	3,156
Investor relations expense	61,324
Other	22,789
Total expenses	5,055,487
Net investment income (loss)	9,068,445
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	10,821,234
Forward foreign currency exchange contracts	583,334
Futures contracts	28,559
Options purchased	(588)
Options written	123,452
Swaps	(6,244)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(18,533,453)
Forward foreign currency exchange contracts	(28,039)
Futures contracts	58,562
Options written	43,605
Swaps	(1,365,931)
Net realized and unrealized gain (loss)	(8,275,509)
Net increase (decrease) in net assets applicable to common shares from operations	$792,936

See accompanying notes to financial statements.

36	Nuveen Investments

Statement of Changes in Net Assets

	Year Ended 12/31/15	Year Ended 12/31/14
Operations
Net investment income (loss)	$9,068,445	$9,514,367
Net realized gain (loss) from:
Investments and foreign currency	10,821,234	18,397,490
Forward foreign currency exchange contracts	583,334	329,046
Futures contracts	28,559	—
Options purchased	(588)	—
Options written	123,452	348,811
Swaps	(6,244)	(856,940)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(18,533,453)	9,107,095
Forward foreign currency exchange contracts	(28,039)	52,377
Futures contracts	58,562	—
Options written	43,605	(52,802)
Swaps	(1,365,931)	(1,811,949)
Net increase (decrease) in net assets applicable to common shares from operations	792,936	35,027,495
Distributions to Common Shareholders
From net investment income	(16,958,161)	(20,533,457)
From accumulated net realized gains	(3,042,853)	—
Return of capital	(1,488,538)	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(21,489,552)	(20,533,457)
Capital Share Transactions
Cost of common shares repurchased and retired	(927,934)	(82,925)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(927,934)	(82,925)
Net increase (decrease) in net assets applicable to common shares	(21,624,550)	14,411,113
Net assets applicable to common shares at the beginning of period	270,327,574	255,916,461
Net assets applicable to common shares at the end of period	$248,703,024	$270,327,574
Undistributed (Over-distribution of) net investment income at the end of period	$(753,722)	$(1,041,534)

See accompanying notes to financial statements.

Nuveen Investments	37

Statement of Cash Flows	Year Ended December 31, 2015

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$792,936
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operationg activities:
Purchases of investments	(183,879,071)
Proceeds from sales and maturities of investments	199,973,514
Proceeds from (Purchases of) short-term investments, net	(7,180,983)
Proceeds from (Payments for) cash denominated in foreign currencies, net	1,424
Proceeds from (Payments for) closed foreign currency spot contracts	(78,352)
Proceeds from (Payments for) swap contracts, net	(6,244)
Proceeds from (Payments for) terminated options purchased, net	13,940
Capital gain and return of capital distribution from investments	1,470,260
Premium paid for options purchased	(14,528)
Premiums received for options written	330,052
Cash paid for terminated options written	(346,570)
Proceeds from litigation settlement	4,136
Amortization (Accretion) of premiums and discounts, net	217,980
(Increase) Decrease in:
Cash collateral at brokers	(38,579)
Due from broker	(58,931)
Interest rate swaps premiums paid	(364,047)
Receivable for dividends	49,223
Receivable for interest	259,435
Receivable for investments sold	2,703,713
Receivable for reclaims	(8,996)
Other assets	(40,741)
Increase (Decrease) in:
Payable for investments purchased	1,707,571
Payable for variation margin on futures contracts	345
Payable for unfunded senior loans	(1,000,000)
Accrued management fees	(16,078)
Accrued interest on borrowings	27,914
Accrued trustees fees	14,270
Accrued other expenses	(7,132)
Net realized (gain) loss from:
Investments and foreign currency	(10,821,234)
Options purchased	588
Options written	(123,452)
Swaps	6,244
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	18,533,453
Forward foreign currency exchange contracts	28,039
Options written	(43,605)
Swaps	1,365,931
Net cash provided by (used in) operating activities	23,472,425
Cash Flows from Financing Activities
Increase (Decrease) in:
Cash overdraft balance	(1,011,858)
Cash overdraft denominated in foreign currencies, net	4,913
Cash distributions paid to common shareholders	(21,489,552)
Cost of common shares repurchased and retired	(927,934)
Net cash provided by (used in) financing activities	(23,424,431)
Net Increase (Decrease) in Cash	47,994
Cash at beginning of period	—
Cash at end of period	$47,994

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$1,112,338

See accompanying notes to financial statements.

38	Nuveen Investments

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Nuveen Investments	39

Financial

Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Invest ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest ment Income	From Accum- ulated Net Realized Gains	Return of Capital	Total	Discount Per Shares Repur chased and Retired		Ending NAV	Ending Share Price
Year Ended 12/31:
2015	$13.56	$0.46	$(0.42)	$0.04	$(0.85)	$(0.15)	$(0.08)	$(1.08)	$0.01		$12.53	$10.83
2014	12.84	0.48	1.27	1.75	(1.03)	—	—	(1.03)	—	*	13.56	11.77
2013	12.43	0.43	0.98	1.41	(0.85)	—	(0.15)	(1.00)	—	*	12.84	11.27
2012	11.37	0.45	1.61	2.06	(0.96)	—	(0.04)	(1.00)	—		12.43	11.60
2011	12.25	0.44	(0.32)	0.12	(1.00)	—	—	(1.00)	—	*	11.37	10.26

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2015	$116,500	$3,135
2014	116,500	3,320
2013	116,000	3,206
2012	107,800	3,299
2011	97,800	3,318

40	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)		Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

0.39%	1.24%	$248,703	1.91%	3.43%	N/A	N/A	49%
13.97	13.82	270,328	1.84	3.56	N/A	N/A	50
11.63	5.63	255,916	1.90	3.35	N/A	N/A	54
18.45	22.99	247,826	1.95	3.72	N/A	N/A	50
1.08	3.33	226,702	1.81	3.61	1.73%	3.69%	67

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable, as described in Note 8 – Borrowing Arrangements.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2015	0.47%
2014	0.41
2013	0.47
2012	0.53
2011	0.44

(d)	After expense reimbursement from the Adviser, where applicable. As of September 30, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	41

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Diversified Dividend and Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JDD.” The Fund was organized as a Massachusetts business trust on July 18, 2003.

The end of the reporting period for the Fund is December 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2015 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions.

The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Symphony Asset Management LLC (“Symphony”) and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). NWQ and Symphony are each an affiliate of Nuveen. NWQ manages the global equity income strategy portion of the Fund consisting of a portfolio focused on income producing and dividend paying equity securities. Security Capital manages the real estate securities (“REIT”) strategy portion of the Fund consisting of a portfolio focused on dividend-paying common stock REITs. Symphony manages the adjustable rate senior loan strategy portion of the Fund consisting of a portfolio focused on senior loans. Wellington manages the emerging market debt strategy portion of the Fund consisting of a portfolio focused on emerging market sovereign debt. Wellington also manages the Fund’s forward foreign currency exchange strategy. The Adviser is responsible for managing the Fund’s investments in swap contracts.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objectives are high current income and total return. The Fund invests approximately equal proportions in U.S. and foreign dividend-paying common stocks, dividend-paying common stocks issued by REITs, emerging markets sovereign debt, and adjustable rate senior loans. The Fund expects to invest between 40% and 70% of its managed assets in equity security holdings and between 30% and 60% of its managed assets in debt security holdings. Under normal circumstances, the Fund’s target weighting is approximately 50% equity and 50% debt.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$3,098,949

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees are recognized as a component of “Interest” on the Statement of Operations.

42	Nuveen Investments

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably REIT securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the fiscal year just ended, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would

Nuveen Investments	43

Notes to Financial Statements (continued)

use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of forward foreign currency exchange contracts and swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last trade price, and are generally classified as Level 1.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter (“OTC”) market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed

44	Nuveen Investments

to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$59,120,104	$23,096,629	**	$—	***	$82,216,733
Real Estate Investment Trust (REIT) Common Stocks	97,731,629	—		—		97,731,629
Convertible Preferred Securities	1,201,072	—		—		1,201,072
$1,000 Par (or similar) Institutional Preferred	—	4,209,977		—		4,209,977
Variable Rate Senior Loan Interests	—	80,362,331		—	***	80,362,331
Corporate Bonds	—	255,749		—		255,749
Emerging Market Debt and Foreign Corporate Bonds	—	81,686,528		—		81,686,528
Short-Term Investments:
Repurchase Agreements	—	18,826,551		—		18,826,551
Investments in Derivatives:
Options Written	(33,953)	—		—		(33,953)
Forward Foreign Currency Exchange Contracts****	—	36,795		—		36,795
Futures Contracts****	58,562	—		—		58,562
Interest Rate Swaps****	—	(1,200,728)		—		(1,200,728)
Total	$158,077,414	$207,273,832		$—		$365,351,246
*	Refer to the Fund’s Portfolio of Investments for industry and country, where applicable, classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3. Value equals zero as of the end of the reporting period.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

Nuveen Investments	45

Notes to Financial Statements (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
United Kingdom	$12,302,096	3.4%
Germany	8,319,134	2.3
Switzerland	6,402,362	1.7
Indonesia	6,170,412	1.7
Romania	4,912,042	1.3
Netherlands	4,881,590	1.3
Mexico	4,736,470	1.3
Canada	4,107,419	1.1
Dominican Republic	3,882,171	1.1
Lithuania	3,808,829	1.0
Chile	3,428,381	0.9
Other	70,461,543	19.3
Total non-U.S. securities	$133,412,449	36.4%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency (ii) investments (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

46	Nuveen Investments

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$18,826,551	$(18,826,551)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Exchange Contracts

The Fund is authorized to enter into forward foreign currency exchange contracts (“forward contracts”) under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the OTC markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts (, net)” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, the Fund continued to utilize forward foreign currency exchange contracts to reduce the currency risk of select local currency denominated emerging market bonds, as well as to actively manage certain currency exposures in an attempt to benefit from potential appreciation.

Nuveen Investments	47

Notes to Financial Statements (continued)

The average notional amount of forward foreign currency exchange contracts outstanding during the current fiscal period was as follows:

Average notional amount of forward foreign currency exchange contracts outstanding*	$10,337,043
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of forward foreign currency exchange contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$79,260	Unrealized depreciation on forward foreign currency exchange contracts, net	$1,589

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(1,604)	Unrealized depreciation on forward foreign currency exchange contracts, net	(42,450)
Total			$77,656		$(40,861)

The following table presents the forward foreign currency exchange contracts subject to netting agreements and the collateral delivered to those forward foreign currency exchange contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Exchange Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Bank of America, N.A.	$—	$(31,445)	$—	$(31,445)	$—	$(31,445)
Citibank N.A.	67,638	—	—	67,638	—	67,638
Royal Bank of Canada	7,441	—	—	7,441	—	7,441
Standard Chartered Bank	1,589	(11,005)	1,589	(9,416)	—	(9,416)
State Street Bank and Trust	4,181	(1,604)	(1,604)	2,577	—	2,577
Total	$80,849	$(44,054)	$(15)	$36,795	$—	$36,795
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency exchange contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Foreign currency exchange rate	Forward contracts	$583,334	$(28,039)

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation

48	Nuveen Investments

(depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund utilized futures on U.S. and German interest rates as part of an overall portfolio construction strategy to reduce interest rate sensitivity and manage and yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$(3,260,351)
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$58,562
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported by the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$28,559	$58,562

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that a Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For over-the-counter (“OTC”) swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an exchanged-cleared swap contract, in certain instances a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If a Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to

Nuveen Investments	49

Notes to Financial Statements (continued)

the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.

Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to utilize interest rate swap contracts to partially fix its interest cost of leverage, which the Fund employs through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$60,900,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(1,200,728)

The following table presents the swap contacts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps**	Gross Unrealized (Depreciation) on Interest Rate Swaps**	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan	$—	$(1,200,728)	$—	$(1,200,728)	$739,899	$(460,829)
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(6,244)	$(1,365,931)

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is

50	Nuveen Investments

exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Fund continued to write call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential. The Fund also purchased a small amount of call options on individual stocks to gain exposure to those securities.

The average notional amount of outstanding options purchased and options written during the current fiscal period was as follows:

Average notional amount of outstanding options purchased*	$ —**

Average notional amount of outstanding options written*	$(1,333,900)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

They did not hold any options purchased at the beginning of the fiscal period or at the end of any quarter within the current fiscal period.

The following table presents the fair value of all options held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Equity price	Options	—	$—	Options written, at value	$(33,953)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased and options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased/Written	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased/Written
Equity Price	Options purchased	$(588)	$—
Equity price	Options written	123,452	43,605
Total		$122,864	$43,605

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	51

Notes to Financial Statements (continued)

4. Fund Shares

Common Shares Transactions

Transactions in common shares during the current and prior fiscal periods were as follows:

	Year Ended 12/31/15	Year Ended 12/31/14
Common shares:
Issued to shareholders due to reinvestment of distributions	—	—
Repurchased and retired	(85,500)	(6,992)
Weighted average:
Price per common share repurchased and retired	$10.83	$11.84
Discount per common share repurchased and retired	15.60%	12.36%

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $183,879,071 and $199,973,514, respectively.

Transactions in options written during the current fiscal period were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	200	$19,906
Options written	3,193	330,052
Options terminated in closing purchase transactions	(922)	(86,093)
Options exercised	(747)	(54,876)
Options expired	(1,213)	(137,025)
Options outstanding, end of period	511	$71,964

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of December 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$335,325,313
Gross unrealized:
Appreciation	$49,624,914
Depreciation	(18,459,657)
Net unrealized appreciation (depreciation) of investments	$31,165,257

52	Nuveen Investments

Permanent differences, primarily due to tax basis earnings and profits adjustments, treatment of notional principal contracts, foreign currency transactions and bond premium amortization adjustments, resulted in reclassifications among the Fund’s components of common share net assets as of December 31, 2015, the Fund’s tax year end, as follows:

Paid-in surplus	$(7,926,899)
Undistributed (Over-distribution of) net investment income	8,177,528
Accumulated net realized gain (loss)	(250,629)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2015, the Fund’s tax year end, were as follows:

Undistributed net ordinary income	$ —
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund’s tax years ended December 31, 2015 and December 31, 2014 was designated for purposes of the dividends paid deduction as follows:

2015
Distributions from net ordinary income[1]	$16,958,161
Distributions from net long-term capital gains	3,042,853
Return of capital	1,488,538

2014
Distributions from net ordinary income[1]	$20,533,457
Distributions from net long-term capital gains	—
Return of capital	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and current year earnings and profits attributable to realized gains.

During the Fund’s tax year ended December 31, 2015, the Fund utilized $7,926,899 of its capital loss carryforwards.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

Nuveen Investments	53

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2015, the complex-level fee for the Fund was 0.1639%.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such outstanding unfunded senior loan commitment.

Participation Commitments

With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

9. Borrowing Arrangements

Borrowings

The Fund has entered into borrowings arrangements as a means of leverage.

The Fund has entered into a $125 million (maximum commitment amount) senior committed secured 364-day revolving line of credit, renewable annually, with its custodian bank. As of the end of the reporting period, the outstanding balance on these Borrowings was $116.5 million.

On May 22, 2015, the Fund renewed these Borrowings with its custodian bank through May 20, 2016 (the “Renewal Date”).

Prior to the Renewal Date, interest was charged on the Borrowings drawn amount at a rate per annum equal to the higher of (a) the overnight LIBOR (London Inter-Bank Offered Rate) rate plus 0.75% or (b) the Federal Funds rate plus 0.75%. The Fund also accrued a 0.10% per annum commitment fee on the undrawn balance and incurred a one-time 0.05% upfront fee based on the maximum commitment amount of the Borrowings through the Renewal Date.

54	Nuveen Investments

Effective May 20, 2015, Interest is charged on the Borrowings drawn amount at a rate per annum equal to the higher of (a) the overnight LIBOR rate plus 0.80% or (b) the Federal Funds rate plus 0.80%. The Fund also accrues a 0.15% per annum commitment fee on the undrawn balance and incurred a one-time 0.10% upfront fee based on the maximum commitment amount of the Borrowings through the Renewal Date.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings was $116.5 million and 1.07%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

10. Subsequent Events

Borrowing Arrangements

Subsequent to the current fiscal period, the Fund reduced the outstanding balance on its Borrowings to $102,000,000.

Nuveen Investments	55

Additional

Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff**

*	Interested Board Member.
**	Effective February 15, 2016.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Long-Term Capital Gain Distributions: The Fund hereby designates as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2015:

JDD
Long-term capital gain distribution	$2,774,635
Unrecaptured Section 1250 gain distribution	268,218
Total Long-term capital gain distributions	$3,042,853

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

JDD
% QDI	16.40%
% DRD	5.55%

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JDD
Common shares repurchased	85,500

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

56	Nuveen Investments

Glossary of Terms

Used in this Report (Unaudited)

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Beta: A measure of the variability, or systematic risk of a security or a portfolio in comparison to the market as a whole.

■	Blended Index (Comparative Benchmark): The performance is a blended return consisting of: 1) 25% of the return of the Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees, 2) 25% of the return of the Wilshire U.S. Real Estate Securities Index, an unmanaged, market capitalization-weighted index comprised of publicly traded REITs and real estate companies, 3) 25% of the return of the JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, and 4) 25% of the return of the Credit Suisse First Boston (CSFB) Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

■	Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P 500® Index: An unmanaged Index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect of any applicable sales charges or management fees.

Nuveen Investments	57

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

58	Nuveen Investments

Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		197

■ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		197

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I		197

■ DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II		197

Nuveen Investments	59

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006- 2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading – North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		197

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		197

■ CAROLE E. STONE			Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		197

■ TERENCE J. TOTH			Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		197

■ MARGARET L. WOLFF

Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.

1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		197

60	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Members:

■ WILLIAM ADAMS IV(2)			Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		197

■ THOMAS S. SCHREIER, JR.(2)			Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a member of its Finance, Audit and Investment Committees: formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III		197

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988		198

■ CEDRIC H. ANTOSIEWICZ			Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007		90

■ MARGO L. COOK			Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009		198

Nuveen Investments	61

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen Investments Holdings, Inc.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		198

■ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		198

■ SHERRI A. HLAVACEK			Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015		198

■ WALTER M. KELLY			Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		198

■ TINA M. LAZAR			Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		198

■ KEVIN J. MCCARTHY			Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007		198

■ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		198

62	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		198

(1)	The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	63

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates – Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of December 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

EAN-B-1215D        14132-INV-Y-02/17

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2015	$34,500	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2014	$34,500	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2015	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2014	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2015	$0	$0	$0	$0
December 31, 2014	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Wellington Management Company, LLP (“Wellington Management”) and Symphony Asset Management, LLC (“Symphony”) (NWQ, Security Capital, Wellington and Symphony are collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with each Sub-Adviser’s policies and procedures. The Adviser periodically monitors each Sub-Adviser’s voting to ensure that it is carrying out its duties. Each Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference or summarized below.

Security Capital

Security Capital may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, Security Capital has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy is cast in the best interest of clients. For proxy matters that are not covered by the Guidelines or where a vote contrary to the Guidelines is considered appropriate, the investment analyst who covers that company will document on a proxy summary how Security Capital is voting and that summary is signed-off by the investment analyst, as well as two Portfolio Managers. In addition, this summary is provided to Security Capital’s Chief Compliance Officer.

To oversee and monitor the proxy-voting process, Security Capital has established a proxy committee and appointed a proxy administrator. The proxy committee meets periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues.

A copy of the Security Capital’s proxy voting procedures and guidelines are available upon request by contacting your client service representative.

Symphony

Symphony has adopted and implemented proxy voting guidelines to ensure that proxies are voted in the best interest of its Clients. These are merely guidelines and specific situations may call for a vote which does not follow the guidelines. In determining how to vote proxies, Symphony will follow the Proxy Voting Guidelines of the independent third party which Symphony has retained to provide proxy voting services (“Symphony’s Proxy Guidelines”).

Symphony has created a Proxy Voting Committee to periodically review Symphony’s Proxy Guidelines, address conflicts of interest, specific situations and any portfolio manager’s decision to deviate from Symphony’s Proxy Guideline, (including the third party’s guidelines). Under certain circumstances, Symphony may vote one way for some Clients and another way for other Clients. For example, votes for a Client who provides specific voting instructions may differ from votes for Clients who do not provide proxy voting instructions. However, when Symphony has discretion, proxies will generally be voted the same way for all Clients. In addition, conflicts of interest in voting proxies may arise between Clients, between Symphony and its employees, or a lending or other material relationship. As a general rule, conflicts will be resolved by Symphony voting in accordance with Symphony’s Proxy Guidelines when:

•	Symphony manages the account of a corporation or a pension fund sponsored by a corporation in which Clients of Symphony also own stock. Symphony will vote the proxy for its other Clients in accordance with Symphony’s Proxy Guidelines and will follow any directions from the corporation or the pension plan, if different than Symphony’s Proxy Guidelines;

•	An employee or a member of his/her immediate family is on the Board of Directors or a member of senior management of the company that is the issuer of securities held in Client’s account;

•	Symphony has a borrowing or other material relationship with a corporation whose securities are the subject of the proxy.

Proxies will always be voted in the best interest of Symphony’s Clients. Those situations that do not fit within the general rules for the resolution of conflicts of interest will be reviewed by the Proxy Voting Committee. The Proxy Voting Committee, after consulting with senior management, if appropriate, will determine how the proxy should be voted. For example, when a portfolio manager decides not to follow Symphony’s Proxy Guidelines, the Proxy Voting Committee will review a portfolio manager’s recommendation and determine how to vote the proxy. Decisions by the Proxy Voting Committee will be documented and kept with records related to the voting of proxies. A summary of specific votes will be retained in accordance with Symphony’s Books and Records Requirements which are set forth Symphony’s Compliance Manual and Code of Ethics.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC (“NFALLC”) is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”). NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Security Capital Research & Management Incorporated (“Security Capital”) for a portion of the registrant’s equity investments, Wellington Management Company LLP (“Wellington Management”) for a portion of the registrant’s debt investments, Symphony Asset Management LLC (“Symphony”) for an additional portion of the registrant’s debt investments and NWQ Investment Management Company, LLC (“NWQ”) for an additional portion of the registrant’s equity investments, (Security Capital, Wellington Management, Symphony and NWQ are also collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services. The following section provides information on the portfolio managers at each Sub-Adviser:

Security Capital

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

ANTHONY R. MANNO JR. is CEO, President and Chief Investment Officer of Security Capital Research & Management Incorporated. He is Chairman, President and Managing Director of SC-Preferred Growth Incorporated. Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities. Mr. Manno began his career in real estate finance at The First National Bank of Chicago and has 42 years of experience in the real estate investment business. He received an MBA in Finance with honors (Beta Gamma Sigma) from the University of Chicago and graduated Phi Beta Kappa from Northwestern University with a BA and MA in Economics. Mr. Manno is also a Certified Public Accountant and was awarded an Elijah Watt Sells award.

KENNETH D. STATZ is a Managing Director and Senior Market Strategist of Security Capital Research & Management Incorporated where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry. Previously, he was a REIT Portfolio Manager and a Managing Director of Chancellor Capital Management. Mr. Statz has 34 years of experience in the real estate securities industry and received an MBA and a BBA in Finance from the University of Wisconsin.

KEVIN W. BEDELL is a Managing Director of Security Capital Research & Management Incorporated where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies. Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion. Mr. Bedell has 29 years of experience in the real estate securities industry and received an MBA in Finance from the University of Chicago and a BA from Kenyon College.

Item 8 (a)(2).	OTHER ACCOUNTS MANAGED BY SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED AS OF DECEMBER 31, 2015

Nuveen Diversified Dividend and Income Fund (“Fund”) Security Capital Research & Management Incorporated (“Adviser”)
(a)(1) Identify portfolio manager(s) of the Adviser to be named in the Fund prospectus	(a)(2) For each person identified in column (a)(1), provide number of accounts other than the Funds managed by the person within each category below and the total assets in the accounts managed within
	each category below
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)

Anthony R. Manno Jr.	8	$0.3	2	$0.8	221	$2.3
Kenneth D. Statz	8	$0.3	2	$0.8	221	$2.3
Kevin W. Bedell	8	$0.3	2	$0.8	221	$2.3

Nuveen Diversified Dividend and Income Fund (“Fund”) Security Capital Research & Management Incorporated (“Adviser”)
(a)(1) Identify portfolio manager(s) of the Adviser to be named in the Fund prospectus	(a)(3) Performance Fee Accounts. For each of the categories in column (a)(2), provide number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
	performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets ($billions)

Anthony R. Manno Jr.	—	—	—	—	2	$0.2
Kenneth D. Statz	—	—	—	—	2	$0.2
Kevin W. Bedell	—	—	—	—	2	$0.2

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As shown in the above tables, the portfolio managers may manage accounts in addition to the Nuveen Funds (the “Funds”). The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing Security Capital’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

Security Capital may receive more compensation with respect to certain Similar Accounts than that received with respect to the Nuveen Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for Security Capital or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Security Capital may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Security Capital may be perceived as causing accounts it manages to participate in an offering to increase Security Capital’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If Security Capital manages accounts that engage in short sales of securities of the type in which the Funds invests, Security Capital could be seen as harming the performance of the Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

Security Capital has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders placed for the same equity security within a reasonable time period are aggregated consistent with Security Capital’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.

Item 8(a)(3).	FUND MANAGER COMPENSATION

The principal form of compensation of Security Capital’s professionals is a base salary and annual bonus. Base salaries are fixed for each portfolio manager. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional’s manager and the professional agree upon at the commencement of the year. The annual bonus is paid partially in cash and partially in either: (i) restricted stock of Security Capital’s parent company, JPMorgan Chase & Co., (ii) in self-directed parent company mutual funds, and/or (iii) mandatory notional investment in selected mutual funds advised by Security Capital, all vesting over a three-year period (50% each after the second and third years). The annual bonus is a function of Security Capital achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional’s role within the firm and the investment performance of all accounts managed by the portfolio manager. None of the portfolio managers’ compensation is based on the performance of, or the value of assets held in, the Funds.

Item 8(a)(4).	OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2015

Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Anthony R. Manno Jr.	X
Kenneth D. Statz	X
Kevin W. Bedell	X

Wellington Management

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHY

James W. Valone, CFA, Senior Managing Director and Fixed Income Portfolio Manager, has served as a portfolio manager of the registrant since 2007. Mr. Valone joined Wellington Management as an investment professional in 1999.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS AS OF DECEMBER 31, 2015

Portfolio Manager	All Accounts (includes registrant)
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)
James W. Valone	2	$507	29	$11.85	29	$15.54

Portfolio Manager	Accounts with Performance Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)
James W. Valone	0	$0	3	$1.37	7	$3.68

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Valone also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and Nuveen Asset Management on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2015.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund compared to the JP Morgan Emerging Markets Bond Index Global Diversified over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Valone is a Partner.

Item 8(a)(4).	OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2015

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
James W. Valone	X

Symphony

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHY

Gunther Stein, Chief Investment Officer and Chief Executive Officer, Portfolio Manager

Gunther Stein, is Chief Investment Officer and Chief Executive Officer at Symphony. Mr. Stein is responsible for leading Symphony’s fixed-income and equity investments strategies and research and overseeing firm trading. Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo Bank, where he managed a high yield portfolio, was responsible for investing in public high yield bonds and bank loans and managed a team of credit analysts.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed by Symphony PM
As of 12/31/15

Gunther Stein
(a) RICs
Number of accts	18
Assets	$5.33 billion

(b) Other pooled accts
Non-performance fee accts
Number of accts	41
Assets	$8.91 billion
Performance fee accts
Number of accts	5
Assets	$1.08 billion

(c) Other
Non-performance fee accts
Number of accts	13
Assets	$757 million
Performance fee accts
Number of accts	2
Assets	$39 million

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described below, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the sub-adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the sub-adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Symphony investment professionals receive compensation based on three elements: fixed-base salary, participation in a bonus pool and certain long-term incentives.

The fixed-base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.

The portfolio manager is also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses. Bonus compensation for each individual is based on a variety of factors, including the performance of Symphony, the Fund, the team and the individual. Fund performance is assessed on a pre-tax total return risk-adjusted basis, and generally measured relative to the Fund’s primary benchmark and/or industry peer group for one, three or five year periods as applicable. Finally, certain key employees of Symphony, including the portfolio managers, have received profits interests in Symphony which entitle their holders to participate in the firm’s growth over time.

Item 8(a)(4).	OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2015

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Gunther Stein	X

NWQ

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

James Stephenson, CFA, Managing Director, Portfolio Manager, and Equity Analyst

Prior to joining NWQ in 2006, Mr. Stephenson spent seven years at Bel Air Investment Advisors, LLC, a State Street Global Advisors Company, where he was a Managing Director and Partner. Most recently, Mr. Stephenson was Chairman of the firm’s Equity Policy Committee and the Portfolio Manager for Bel Air’s Large Cap Core and Select strategies. Previous to this, he spent five years as an Analyst and Portfolio Manager at ARCO Investment Management Company. Prior to that, he was an Equity Analyst at Trust Company of the West. Mr. Stephenson received his B.B.A. and M.S. in Business from the University of Wisconsin-Madison, where he participated in the Applied Security Analysis Program. In addition, he earned the designation of Chartered Financial Analyst in 1993 and is a member of the CFA Institute and the Los Angeles Society of Financial Analysts.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS AS OF DECEMBER 31, 2015

James Stephenson
(a) RICs
Number of accts	2
Assets ($000s)	$100 million

(b) Other pooled accts
Non-performance fee accts
Number of accts	0
Assets ($000s)	0

(c) Other
Non-performance fee accts
Number of accts	1
Assets ($000s)	$1 million
Performance fee accts
Number of accts	0
Assets ($000s)	0

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of the portfolio manager by utilizing investment models for the management of most investment strategies.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating limited opportunities across multiple accounts.

•	With respect to many of its clients’ accounts, NWQ determines which broker to utilize when placing orders for execution, consistent with its duty to seek to obtain best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate transactions for certain accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of other accounts. NWQ seeks to minimize market impact by using its discretion in releasing orders in a manner which seeks to cause the least possible impact while keeping within the approximate price range of the discretionary block trade.

•	Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which the portfolio manager has day-to-day management responsibilities. NWQ periodically performs a comparative analysis of the performance between accounts with performance fees and those without performance fees.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary.

NWQ annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals. In addition, Nuveen annually participates in the McLagan compensation survey, and regularly benchmarks employee salaries, bonus, and total cash levels to ensure it remains competitive. Compensation is not calculated as a percentage of management or incentive fees.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability, and in the interest of employee and client interest alliance, NWQ’s bonus pool will be augmented based on investment performance exceeding applicable benchmarks. Individual bonuses are based primarily on the following:

•	Overall performance of client portfolios

•	Objective review of stock recommendations and the quality of primary research

•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic

To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, NWQ provides a number of other incentive opportunities through long-term employment contracts with certain senior executives, retention agreements, and an equity incentive plan with non-solicitation and non-compete provisions for participating employees. The equity incentive plan provides meaningful equity to participating employees which is similar to restricted stock, and vests over the next several years. Equity incentive plans allowing key employees of NWQ to participate in the firm’s growth over time have been in place since Nuveen’s acquisition of NWQ. NWQ’s current equity ownership plan reflects a recent enhancement of the firm’s equity incentive structure. Upon vesting, key employees will have a meaningful ownership of the firm’s equity. The parent company will remain the majority owner.

The enhanced plan reflects our goal of creating a long-term equity structure that includes incentives and governance structures to ensure the best possible alliance of our interests with our clients. The plan was fully implemented in late December 2015.

At NWQ, we believe that we are an employer of choice. Our analysts have a meaningful impact on the portfolio and, therefore, are compensated in a manner similar to portfolio managers at many other firms. Benefits besides compensation include a college tuition program for the children of all full-time employees whereby they are eligible for reimbursement of tuition and other mandatory fees, among others.

Item 8(a)(4).	OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2015

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
James Stephenson	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a) Total Number Of Shares (or Units) Purchased	(b) Average Price Paid Per Share (or Unit)	(c) Total Number Of Shares (or Units) Purchased As Part Of Publicly Announced Plans Or Programs	(d)* Maximum Number (or Approximate Dollar Value) Of Shares (or Units) That May Yet Be Purchased Under The Plans Or Programs
January 1-31, 2015	0		0	1,988,008
February 1-28, 2015	0		0	1,988,008
March 1-31, 2015	0		0	1,988,008
April 1-30, 2015	0		0	1,988,008
May 1-31, 2015	0		0	1,988,008
June 1-30, 2015	0		0	1,988,008
July 1-31, 2015	0		0	1,988,008
August 1-31, 2015	62,500	$11.01	62,500	1,932,500
September 1-30, 2015	11,800	$10.46	11,800	1,920,700
October 1-31, 2015	0		0	1,920,700
November 1-30, 2015	0		0	1,920,700
December 1-31, 2015	11,200	$10.25	11,200	1,909,500
Total	85,500

* The registrant’s repurchase program, for the repurchase of 1,995,000 shares, was authorized on August 6, 2014. The program was reauthorized for a maximum repurchase amount of 1,995,000 shares on August 4, 2015. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Diversified Dividend and Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 9, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 9, 2016